UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-21053

Name of Fund:	BlackRock Virginia Municipal Bond Trust (BHV)

Fund Address:	100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Virginia Municipal Bond Trust, 50 Hudson Yards, New York, NY 10001

Registrant’s telephone number, including area code: (800) 882-0052, Option 4

Date of fiscal year end: 07/31/2023

Date of reporting period: 01/31/2023

Item 1 – Report to Stockholders

(a) The Report to Shareholders is attached herewith.

JANUARY 31, 2023

2023 Semi-Annual Report (Unaudited)

BlackRock MuniHoldings New York Quality Fund, Inc. (MHN)

BlackRock Virginia Municipal Bond Trust (BHV)

Not FDIC Insured • May Lose Value • No Bank Guarantee

The Markets in Review

Dear Shareholder,

Significant economic headwinds emerged during the 12-month reporting period ended January 31, 2023, as investors navigated changing economic conditions and volatile markets. The U.S. economy shrank in the first half of 2022 before returning to modest growth in the second half of the year, marking a shift to a more challenging post-reopening economic environment. Changes in consumer spending patterns and a tight labor market led to elevated inflation, which reached a 40-year high before beginning to moderate. Moreover, while the foremost effect of Russia’s invasion of Ukraine has been a severe humanitarian crisis, the ongoing war continued to present challenges for both investors and policymakers.

Equity prices fell as interest rates rose, particularly during the first half of the reporting period. Both large- and small-capitalization U.S. stocks fell, although equities began to recover in the second half of the period as inflation eased and economic growth resumed. Emerging market stocks and international equities from developed markets declined overall, pressured by rising interest rates and a strong U.S. dollar.

The 10-year U.S. Treasury yield rose notably during the reporting period, driving its price down, as investors reacted to fluctuating inflation data and attempted to anticipate its impact on future interest rate changes. The corporate bond market also faced inflationary headwinds, and higher interest rates led to rising borrowing costs for corporate issuers.

The U.S. Federal Reserve (the “Fed”), acknowledging that inflation has been more persistent than expected, raised interest rates seven times. Furthermore, the Fed wound down its bond-buying programs and is accelerating the reduction of its balance sheet. While the Fed suggested that additional rate hikes were likely, it also gave indications that the pace of increases would slow if inflation continued to subside.

Restricted labor supply kept inflation elevated even as other inflation drivers, such as goods prices and energy costs, moderated. While economic growth slowed in the last year, we believe that taming inflation requires a more substantial decline that lowers demand to a level more in line with the economy’s productive capacity. Although the Fed has decelerated the pace of interest rate hikes, it still seems determined to get inflation back to target. With this in mind, we believe the possibility of a U.S. recession in the near-term is high, but the dimming economic outlook has not yet been fully reflected in current market prices. Investors should expect a period of higher volatility as markets adjust to the new economic reality and policymakers attempt to adapt to rapidly changing conditions.

While we favor an overweight to equities in the long-term, several factors lead us to take an underweight stance on equities overall in the near term. We believe that higher input costs and a deteriorating economic backdrop are likely to challenge corporate earnings, while the market’s concerns over excessive rate hikes could remain until the Fed indicates that its tightening cycle has ended. Nevertheless, we see opportunities in credit, where valuations are attractive and higher yields provide income opportunities. We believe that global investment-grade corporates, global inflation-linked bonds, and U.S. mortgage-backed securities offer strong opportunities for a six- to twelve-month horizon.

Overall, our view is that investors need to think globally, position themselves to be prepared for a decarbonizing economy, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of January 31, 2023

	6-Month	12-Month

U.S. large cap equities (S&P 500® Index)	(0.44)%	(8.22)%

U.S. small cap equities (Russell 2000® Index)	3.25	(3.38)

International equities (MSCI Europe, Australasia, Far East Index)	9.52	(2.83)

Emerging market equities (MSCI Emerging Markets Index)	4.92	(12.12)

3-month Treasury bills (ICE BofA 3-Month U.S. Treasury Bill Index)	1.58	1.79

U.S. Treasury securities (ICE BofA 10-Year U.S. Treasury Index)	(5.60)	(11.62)

U.S. investment grade bonds (Bloomberg U.S. Aggregate Bond Index)	(2.37)	(8.36)

Tax-exempt municipal bonds (Bloomberg Municipal Bond Index)	0.73	(3.25)

U.S. high yield bonds (Bloomberg U.S. Corporate High Yield 2% Issuer Capped Index)	1.46	(5.22)

Past performance is not an indication of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

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Municipal Market Overview For the Reporting Period Ended January 31, 2023

Municipal Market Conditions

Municipal bonds posted negative total returns during the period alongside rising interest rates spurred by surging inflation and aggressive Fed policy tightening. The market experienced a drawdown on par with some of the worst on record as the U.S. central bank delivered 425bps of rate hikes at the fastest pace in history. However, growing expectations for a pause in policy tightening later in the period offered a reprieve. Strong credit fundamentals, bolstered by robust revenue growth and elevated fund balances, drove positive excess returns versus comparable U.S. Treasuries. Shorter-duration (i.e., less sensitive to interest rates) and higher-rated bonds outperformed.

During the 12 months ended January 31, 2023, municipal bond funds experienced net outflows totaling $141 billion (based on data from the Investment Company Institute), marking the largest outflow cycle on record. As a result, elevated bid-wanted activity weighed on the market as investors raised cash to meet redemptions. At the same time, the market absorbed $347 billion in issuance, below the $453 billion issued during the prior 12-months. New issue oversubscriptions waned as sentiment turned less constructive.

Bloomberg Municipal Bond Index Total Returns as of January 31, 2023 6 months: 0.73% 12 months: (3.25)%

A Closer Look at Yields

From January 31, 2022, to January 31, 2023, yields on AAA-rated 30-year municipal bonds increased by 125 basis points (“bps”) from 1.95% to 3.20%, while ten-year rates increased by 64 bps from 1.55% to 2.19% and five-year rates increased by 83 bps from 1.22% to 2.05% (as measured by Thomson Municipal Market Data). As a result, the municipal yield curve flattened over the 12-month period with the spread between two- and 30-year maturities flattening by 2 bps. However, the curve remained relatively steep compared to the deeply inverted U.S. Treasury curve, which flattened by 150 bps.

The selloff experienced in early 2022 helped restore value to the asset class before outperformance in the latter half of the year stretched valuations across the curve. Municipal-to-Treasury ratios now sit below their 5-year averages, most notably in the front end of the curve.

Financial Conditions of Municipal Issuers

Buoyed by successive federal aid injections, vaccine distribution, and the re-opening of the economy, states and many local governments experienced revenue growth above forecasts in 2021 and 2022. While revenue collections, particularly sales and personal income tax receipts, continue to be robust in an environment of higher inflation, growth may subside as inflation declines or the economy slows. In the meantime, prevailing higher wages, energy costs, and interest rates in the post-Covid recovery will pressure state and local government costs. However, overall credit fundamentals are expected to remain sturdy. At this point, tax receipts could come under pressure although states with significant oil and gas production would benefit should prices remain elevated or rise. While municipal utilities typically benefit from autonomous rate-setting that allows them to adjust for rising fuel costs, rising commodity prices over a prolonged period could test affordability and the political will to raise rates to balance operations. State housing authority bonds, flagship universities, and strong national and regional health systems may also be pressured but are better poised to absorb the impact of the economic shock. Critical providers (safety net hospitals, mass transit systems, airports) with limited resources may still experience fiscal strain from the economic fallout from rising inflation, but aid and the re-opening of the economy will continue to support operating results through 2023. Work-from-home policies remain headwinds for mass transit farebox revenue and commercial real estate values. BlackRock anticipates that a small subset of the market, mainly non-rated stand-alone projects, will remain susceptible to credit deterioration.

The opinions expressed are those of BlackRock as of January 31, 2023 and are subject to change at any time due to changes in market or economic conditions. The comments should not be construed as a recommendation of any individual holdings or market sectors. Investing involves risk including loss of principal. Bond values fluctuate in price so the value of your investment can go down depending on market conditions. Fixed income risks include interest-rate and credit risk. Typically, when interest rates rise, there is a corresponding decline in bond values. Credit risk refers to the possibility that the bond issuer will not be able to make principal and interest payments. There may be less information on the financial condition of municipal issuers than for public corporations. The market for municipal bonds may be less liquid than for taxable bonds. Some investors may be subject to Alternative Minimum Tax (“AMT”). Capital gains distributions, if any, are taxable.

The Bloomberg Municipal Bond Index, a broad, market value-weighted index, seeks to measure the performance of the U.S. municipal bond market. All bonds in the index are exempt from U.S. federal income taxes or subject to the AMT. Past performance is not an indication of future results. Index performance is shown for illustrative purposes only. It is not possible to invest directly in an index.

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The Benefits and Risks of Leveraging

The Trusts may utilize leverage to seek to enhance the distribution rate on, and net asset value (“NAV”) of, their common shares (“Common Shares”). However, there is no guarantee that these objectives can be achieved in all interest rate environments.

In general, the concept of leveraging is based on the premise that the financing cost of leverage, which is based on short-term interest rates, is normally lower than the income earned by a Trust on its longer-term portfolio investments purchased with the proceeds from leverage. To the extent that the total assets of each Trust (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, each Trust’s shareholders benefit from the incremental net income. The interest earned on securities purchased with the proceeds from leverage (after paying the leverage costs) is paid to shareholders in the form of dividends, and the value of these portfolio holdings (less the leverage liability) is reflected in the per share NAV.

To illustrate these concepts, assume a Trust’s Common Shares capitalization is $100 million and it utilizes leverage for an additional $30 million, creating a total value of $130 million available for investment in longer-term income securities. If prevailing short-term interest rates are 3% and longer-term interest rates are 6%, the yield curve has a strongly positive slope. In this case, a Trust’s financing costs on the $30 million of proceeds obtained from leverage are based on the lower short-term interest rates. At the same time, the securities purchased by a Trust with the proceeds from leverage earn income based on longer-term interest rates. In this case, a Trust’s financing cost of leverage is significantly lower than the income earned on a Trust’s longer-term investments acquired from such leverage proceeds, and therefore the holders of Common Shares (“Common Shareholders”) are the beneficiaries of the incremental net income.

However, in order to benefit Common Shareholders, the return on assets purchased with leverage proceeds must exceed the ongoing costs associated with the leverage. If interest and other costs of leverage exceed a Trust’s return on assets purchased with leverage proceeds, income to shareholders is lower than if a Trust had not used leverage. In such circumstance, the investment adviser may nevertheless determine to maintain a Trust’s leverage if it deems such action to be appropriate. Furthermore, the value of the Trusts’ portfolio investments generally varies inversely with the direction of long-term interest rates, although other factors can influence the value of portfolio investments. In contrast, the amount of each Trust’s obligations under its respective leverage arrangement generally does not fluctuate in relation to interest rates. As a result, changes in interest rates can influence the Trusts’ NAVs positively or negatively. Changes in the future direction of interest rates are very difficult to predict accurately, and there is no assurance that a Trust’s intended leveraging strategy will be successful.

The use of leverage also generally causes greater changes in each Trust’s NAV, market price and dividend rates than comparable portfolios without leverage. In a declining market, leverage is likely to cause a greater decline in the NAV and market price of a Trust’s Common Shares than if the Trust were not leveraged. In addition, each Trust may be required to sell portfolio securities at inopportune times or at distressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of leverage instruments, which may cause the Trust to incur losses. The use of leverage may limit a Trust’s ability to invest in certain types of securities or use certain types of hedging strategies. Each Trust incurs expenses in connection with the use of leverage, all of which are borne by Common Shareholders and may reduce income to the Common Shares. Moreover, to the extent the calculation of each Trust’s investment advisory fees includes assets purchased with the proceeds of leverage, the investment advisory fees payable to the Trusts’ investment adviser will be higher than if the Trusts did not use leverage.

To obtain leverage, each Trust has issued Variable Rate Demand Preferred Shares (“VRDP Shares” or “Preferred Shares”) and/or leveraged its assets through the use of tender option bond trusts (“TOB Trusts”) as described in the Notes to Financial Statements.

Under the Investment Company Act of 1940, as amended (the “1940 Act”), each Trust is permitted to borrow money (including through the use of TOB Trusts) or issue debt securities up to 33 1/3% of its total managed assets or equity securities (e.g., Preferred Shares) up to 50% of its total managed assets. A Trust may voluntarily elect to limit its leverage to less than the maximum amount permitted under the 1940 Act. In addition, a Trust may also be subject to certain asset coverage, leverage or portfolio composition requirements imposed by the Preferred Shares’ governing instruments or by agencies rating the Preferred Shares, which may be more stringent than those imposed by the 1940 Act.

Derivative Financial Instruments

The Trusts may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. Pursuant to Rule 18f-4 under the 1940 Act, among other things, the Trusts must either use derivative financial instruments with embedded leverage in a limited manner or comply with an outer limit on fund leverage risk based on value-at-risk. The Trusts’ successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation a Trust can realize on an investment and/or may result in lower distributions paid to shareholders. The Trusts’ investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

T H E B E N E F I T S A N D R I S K S O F L E V E R A G I N G / D E R I V A T I V E F I N A N C I A L I N S T R U M E N T S	5

Trust Summary as of January 31, 2023	BlackRock MuniHoldings New York Quality Fund, Inc. (MHN)

Investment Objective

BlackRock MuniHoldings New York Quality Fund, Inc.’s (MHN) (the “Trust”) investment objective is to provide shareholders with current income exempt from U.S. federal income tax and New York State and New York City personal income taxes. The Trust seeks to achieve its investment objective by investing, under normal market conditions, at least 80% of its assets in investment grade (as rated or, if unrated, considered to be of comparable quality at the time of investment by the Trust’s investment adviser) New York municipal obligations exempt from U.S. federal income taxes (except that the interest may be subject to the U.S. federal alternative minimum tax) and New York State and New York City personal income taxes (“New York Municipal Bonds”), except at times when, in the judgment of its investment adviser, New York Municipal Bonds of sufficient quality and quantity are unavailable for investment by the Trust. At all times, except during temporary defensive periods, the Trust invests at least 65% of its assets in New York Municipal Bonds. The Trust invests, under normal market conditions, at least 80% of its assets in municipal obligations with remaining maturities of one year or more. The Trust may invest up to 20% of its managed assets in securities that are rated below investment grade, or are considered by BlackRock to be of comparable quality, at the time of purchase. The Trust may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Trust’s investment objective will be achieved.

Trust Information

Symbol on New York Stock Exchange	MHN
Initial Offering Date	September 19, 1997
Yield on Closing Market Price as of January 31, 2023 ($11.01)(a)	3.98%
Tax Equivalent Yield(b)	8.24%
Current Monthly Distribution per Common Share(c)	$ 0.0365
Current Annualized Distribution per Common Share(c)	$ 0.4380
Leverage as of January 31, 2023(d)	40%

(a)	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance is not an indication of future results.
(b)

Tax equivalent yield assumes the maximum marginal U.S. federal and state tax rate of 51.7%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

(c)

The monthly distribution per Common Share, declared on March 1, 2023, was decreased to $0.0335 per share. The yield on closing market price, tax equivalent yield, current monthly distribution per Common Share, and current annualized distribution per Common Share do not reflect the new distribution rate. The new distribution rate is not constant and is subject to change in the future.

(d)

Represents VRDP Shares and TOB Trusts as a percentage of total managed assets, which is the total assets of the Trust, including any assets attributable to VRDP Shares and TOB Trusts, minus the sum of its accrued liabilities. Does not reflect derivatives or other instruments that may give rise to economic leverage. For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging and Derivative Financial Instruments.

Market Price and Net Asset Value Per Share Summary

	01/31/23	07/31/22	Change	High	Low

Closing Market Price	$ 11.01	$ 11.23	(1.96)%	$ 11.50	$ 9.22
Net Asset Value	12.33	12.58	(1.99)	12.72	10.68

Performance

Returns for the period ended January 31, 2023 were as follows:

		Average Annual Total Returns

	6-month	1 Year	5 Years	10 Years

Trust at NAV(a)(b)	0.28%	(9.23)%	1.14%	2.77%
Trust at Market Price(a)(b)	0.30	(14.26)	1.06	1.38

New York Customized Reference Benchmark(c)	0.94	(3.60)	2.02	N/A
Bloomberg Municipal Bond Index(d)	0.73	(3.25)	2.07	2.38

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices. Performance results reflect the Trust’s use of leverage.
(b)	The Trust’s discount to NAV narrowed during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(c)

The New York Customized Reference Benchmark is comprised of the Bloomberg Municipal Bond: New York Exempt Total Return Index Unhedged (90%) and the New York Bloomberg Municipal Bond: High Yield (non-Investment Grade) Total Return Index (10%). The New York Customized Reference Benchmark commenced on September 30, 2016.

(d)	An unmanaged index that tracks the U.S. long term tax-exempt bond market, including state and local general obligation bonds, revenue bonds, pre-refunded bonds, and insured bonds.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles. Past performance is not an indication of future results.

The Trust is presenting the performance of one or more indices for informational purposes only. The Trust is actively managed and does not seek to track or replicate the performance of any index. The index performance shown is not intended to be indicative of the Trust’s investment strategies, portfolio components or past or future performance.

More information about the Trust’s historical performance can be found in the “Closed End Funds” section of blackrock.com.

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Trust Summary as of January 31, 2023 (continued)	BlackRock MuniHoldings New York Quality Fund, Inc. (MHN)

The following discussion relates to the Trust’s absolute performance based on NAV:

Municipal bonds posted slightly positive returns during the six-month period, with the benefit of income offsetting the effect of falling prices. Bond market returns, in general, were dampened by the combination of high inflation and continued interest rate increases by the Fed. New York municipals slightly outperformed the national market.

Portfolio income was a large contributor to the Trust’s total return at a time of negative price performance. Positions in the 10-year part of the yield curve performed well thanks to the combination of low supply and elevated demand from retail investors. At the sector level, tax-backed, education and transportation issues delivered positive returns. The Trust’s use of U.S. Treasury futures to manage interest rate risk added value in the rising-rate environment, with all of the contribution occurring in the first half of the period. (Prices and yields move in opposite directions.)

The Trust’s holdings in lower-quality bonds detracted from performance, as did its positions in longer-dated securities. Lower-coupon bonds, while recovering in the latter half of the period, also detracted from performance. The majority of this position was held in the housing sector.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Overview of the Trust’s Total Investments

SECTOR ALLOCATION

Sector(a)(b)	01/31/23

Transportation	30.6%
County/City/Special District/School District	17.7
Education	11.8
State	11.6
Utilities	11.6
Housing	7.5
Health	4.6
Corporate	2.9
Tobacco	1.7

CALL/MATURITY SCHEDULE

Calendar Year Ended December 31,(a)(c)	Percentage

2023	11.0%
2024	6.8
2025	11.9
2026	5.3
2027	13.5

CREDIT QUALITY ALLOCATION

Credit Rating(a)(d)	01/31/23

AAA/Aaa	9.7%
AA/Aa	56.4
A	19.6
BBB/Baa	6.9
BB/Ba	0.9
B	0.1
N/R(e)	6.4

(a)	Excludes short-term securities.
(b)

For Trust compliance purposes, the Trust’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

(c)	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.
(d)

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P Global Ratings or Moody’s Investors Service, Inc. if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(e)

The investment adviser evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment adviser has deemed certain of these unrated securities as investment grade quality. As of January 31, 2023, the market value of unrated securities deemed by the investment adviser to be investment grade represents 1.2% of the Trust’s total investments.

T R U S T S U M M A R Y	7

Trust Summary as of January 31, 2023	BlackRock Virginia Municipal Bond Trust (BHV)

Investment Objective

BlackRock Virginia Municipal Bond Trust’s (BHV) (the “Trust”) investment objective is to provide current income exempt from regular U.S. federal income tax and Virginia personal income taxes. The Trust seeks to achieve its investment objectives by investing primarily in municipal bonds exempt from U.S. federal income taxes (except that the interest may be subject to the U.S. federal alternative minimum tax) and Virginia personal income taxes. The Trust invests, under normal market conditions, at least 80% of its managed assets in municipal bonds that are investment grade quality at the time of investment or, if unrated, determined to be of comparable quality at the time of investment by the Trust’s investment adviser. The Trust may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Trust’s investment objective will be achieved.

Trust Information

Symbol on New York Stock Exchange	BHV
Initial Offering Date	April 30, 2002
Yield on Closing Market Price as of January 31, 2023 ($11.85)(a)	2.99%
Tax Equivalent Yield(b)	5.59%
Current Monthly Distribution per Common Share(c)	$ 0.0295
Current Annualized Distribution per Common Share(c)	$ 0.3540
Leverage as of January 31, 2023(d)	40%

(a)	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance is not an indication of future results.
(b)

Tax equivalent yield assumes the maximum marginal U.S. federal and state tax rate of 46.55%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

(c)

The monthly distribution per Common Share, declared on March 1, 2023, was decreased to $0.0265 per share. The yield on closing market price, tax equivalent yield, current monthly distribution per Common Share, and current annualized distribution per Common Share do not reflect the new distribution rate. The new distribution rate is not constant and is subject to change in the future.

(d)

Represents VRDP Shares and TOB Trusts as a percentage of total managed assets, which is the total assets of the Trust, including any assets attributable to VRDP Shares and TOB Trusts, minus the sum of its accrued liabilities. Does not reflect derivatives or other instruments that may give rise to economic leverage. For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging and Derivative Financial Instruments.

Market Price and Net Asset Value Per Share Summary

	01/31/23	07/31/22	Change	High	Low

Closing Market Price	$ 11.85	$ 14.41	(17.77)%	$ 15.00	$ 10.83
Net Asset Value	12.87	13.32	(3.38)	13.46	11.18

Performance

Returns for the period ended January 31, 2023 were as follows:

		Average Annual Total Returns

	6-month	1 Year	5 Years	10 Years

Trust at NAV(a)(b)	(1.56)%	(10.19)%	0.36%	1.72%
Trust at Market Price(a)(b)	(16.22)	(34.84)	(2.32)	(1.42)

Virginia Customized Reference Benchmark(c)	0.51	(3.27)	2.19	N/A
Bloomberg Municipal Bond Index(d)	0.73	(3.25)	2.07	2.38

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices. Performance results reflect the Trust’s use of leverage.
(b)	The Trust moved from a premium to NAV to a discount during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(c)

The Virginia Customized Reference Benchmark is comprised of the Bloomberg Municipal Bond: Virginia Exempt Total Return Index Unhedged (90%) and the Virginia Bloomberg Municipal Bond: High Yield (non-Investment Grade) Total Return Index (10%). The Virginia Customized Reference Benchmark commenced on September 30, 2016.

(d)	An unmanaged index that tracks the U.S. long term tax-exempt bond market, including state and local general obligation bonds, revenue bonds, pre-refunded bonds, and insured bonds.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles. Past performance is not an indication of future results.

The Trust is presenting the performance of one or more indices for informational purposes only. The Trust is actively managed and does not seek to track or replicate the performance of any index. The index performance shown is not intended to be indicative of the Trust’s investment strategies, portfolio components or past or future performance.

More information about the Trust’s historical performance can be found in the “Closed End Funds” section of blackrock.com.

The following discussion relates to the Trust’s absolute performance based on NAV:

Municipal bonds posted slightly positive returns during the six-month period, with the benefit of income offsetting the effect of falling prices. Bond market returns, in general, were dampened by the combination of high inflation and continued interest rate increases by the Fed.

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Trust Summary as of January 31, 2023 (continued)	BlackRock Virginia Municipal Bond Trust (BHV)

The Trust’s use of U.S. Treasury futures to manage interest rate risk added value in the rising-rate environment. (Prices and yields move in opposite directions.) Holdings in higher-quality AAA rated bonds, especially in the tax-backed state general obligation and education sectors, also helped results. B rated tobacco securities outperformed due to their short calls and higher coupons. (A bond is called when an issuer redeems it prior to its maturity date.)

Positions in longer-dated securities (those with maturities of 25 years and above) hurt performance due to their longer duration. (Duration is a measure of interest rate sensitivity). Within this category, bonds with low coupons detracted the most despite their generally higher quality. Healthcare was the largest detractor at the sector level, driven by holdings in A and BBB rated hospital bonds with 4% coupons. Allocations to the longer-duration local tax-backed, housing, tobacco and school districts sectors also detracted.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Overview of the Trust’s Total Investments

SECTOR ALLOCATION

Sector(a)(b)	01/31/23

County/City/Special District/School District	23.0%
Health	19.9
Transportation	13.3
Utilities	11.6
State	9.1
Education	8.5
Tobacco	7.3
Housing	7.3

CALL/MATURITY SCHEDULE

Calendar Year Ended December 31,(a)(c)	Percentage

2023	13.8%
2024	4.2
2025	2.1
2026	8.4
2027	22.3

CREDIT QUALITY ALLOCATION

Credit Rating(a)(d)	01/31/23

AAA/Aaa	12.2%
AA/Aa	47.4
A	9.0
BBB/Baa	6.5
B	4.5
N/R(e)	20.4

(a)	Excludes short-term securities.
(b)

For Trust compliance purposes, the Trust’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

(c)	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.
(d)

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P Global Ratings or Moody’s Investors Service, Inc. if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(e)

The investment adviser evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment adviser has deemed certain of these unrated securities as investment grade quality. As of January 31, 2023, the market value of unrated securities deemed by the investment adviser to be investment grade represents 5.0% of the Trust’s total investments.

T R U S T S U M M A R Y	9

Schedule of Investments (unaudited) January 31, 2023	BlackRock MuniHoldings New York Quality Fund, Inc. (MHN) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Municipal Bonds

Guam — 0.1%

Utilities — 0.1%
Guam Government Waterworks Authority, RB, Series A, AMT, 5.00%, 01/01/50	$525	$539,793

New York — 153.8%

Corporate — 4.8%
New York Liberty Development Corp., Refunding RB, 5.25%, 10/01/35	9,685	11,033,743
New York State Environmental Facilities Corp., RB, AMT, 2.75%, 09/01/50(a)	175	166,141
New York Transportation Development Corp., RB AMT, 5.00%, 10/01/35	1,565	1,631,631
AMT, 5.00%, 10/01/40	2,400	2,450,935
New York Transportation Development Corp., Refunding RB
AMT, 2.25%, 08/01/26	1,490	1,413,859
AMT, 3.00%, 08/01/31	1,465	1,351,533

		18,047,842

County/City/Special District/School District — 28.5%
Battery Park City Authority, RB, 4.00%, 11/01/44	3,750	3,789,517
City of New York New York, GO
Series A-1, 4.00%, 09/01/46	2,305	2,282,374
Series B, 5.25%, 10/01/47	4,605	5,278,776
Series D-1, 5.50%, 05/01/46	1,140	1,334,241
Series F-1, 5.00%, 04/01/45	4,950	5,322,656
Series F-1, 4.00%, 03/01/47	2,270	2,295,744
Sub-Series D-1, 5.00%, 08/01/31	945	957,526
City of New York New York, Refunding GO
Series E, 5.50%, 08/01/25	460	466,838
Series E, 5.00%, 08/01/32	2,000	2,026,522
County of Nassau New York, GO
Series A, 5.00%, 01/15/31	1,400	1,545,053
Series C, 5.00%, 10/01/31	1,980	2,213,878
County of Nassau New York, Refunding GO, Series B, (AGM), 5.00%, 04/01/40	1,795	1,973,274
County of Suffolk New York, Refunding GO, Series A, Catholic Health Services, (BAM), 2.00%, 06/15/34	3,205	2,780,610
Erie County Industrial Development Agency, Refunding RB, Series A, (SAW), 5.00%, 05/01/28	1,685	1,808,131
Ithaca City School District, Refunding GO
(BAM, SAW), 2.00%, 06/15/33	365	323,596
(BAM, SAW), 2.00%, 06/15/34	720	621,501
Mahopac Central School District, Refunding GO, (SAW), 2.00%, 06/01/32	555	521,647
New York City Industrial Development Agency, RB, (AGC), 0.00%, 03/01/39(b)	1,380	670,414
New York City Industrial Development Agency, Refunding RB
(AGM), 4.00%, 03/01/45	3,600	3,506,000
3.00%, 03/01/49	1,830	1,386,920
New York City Transitional Finance Authority Future Tax Secured Revenue, RB
Series A-1, 5.00%, 11/01/38	950	970,074
Series B-1, 5.00%, 08/01/45	6,575	6,995,313
Sub-Series A-1, 5.00%, 08/01/40	860	935,131
Sub-Series A-3, 4.00%, 08/01/43	2,790	2,810,392
Sub-Series B-1, 5.00%, 11/01/35	2,100	2,173,305
Sub-Series B-1, 5.00%, 11/01/36	1,690	1,749,079

Security	Par (000)	Value

County/City/Special District/School District (continued)
New York City Transitional Finance Authority Future Tax Secured Revenue, RB (continued)
Sub-Series B-1, 5.00%, 11/01/38	$1,455	$1,548,036
Sub-Series E-1, 5.00%, 02/01/39	2,730	2,931,782
Sub-Series E-1, 5.00%, 02/01/43	4,760	5,071,804
Series A-2, Subordinate, 5.00%, 08/01/39	3,440	3,707,763
Series C, Subordinate, 4.00%, 05/01/45	2,275	2,264,872
Series F-1, Subordinate, 5.00%, 02/01/44	355	398,213
New York Convention Center Development Corp., RB, CAB(b)
Series B, Sub Lien, 0.00%, 11/15/32	565	393,825
Series B, Sub Lien, 0.00%, 11/15/42	2,185	843,036
Series B, Sub Lien, 0.00%, 11/15/47	5,600	1,593,810
Series B, Sub Lien, 0.00%, 11/15/48	2,665	793,000
Series B, Sub Lien, (AGM-CR), 0.00%, 11/15/55	2,485	480,326
Series B, Sub Lien, (AGM-CR), 0.00%, 11/15/56	3,765	692,421
New York Convention Center Development Corp., Refunding RB
5.00%, 11/15/40	6,150	6,404,782
5.00%, 11/15/45	12,215	12,571,324
New York Liberty Development Corp., Refunding RB
Series 1, 5.00%, 11/15/44(c)	5,075	5,062,272
Series A, 2.88%, 11/15/46	1,460	1,107,575
New York State Dormitory Authority, RB, Series A, 5.00%, 02/15/23(d)	995	995,876
South Glens Falls Central School District, Refunding GO
Series A, (SAW), 2.00%, 07/15/34	1,160	1,028,545
Series A, (SAW), 2.00%, 07/15/35	685	588,685
Town of Oyster Bay New York, Refunding GO, Series A, (AGM), 2.00%, 03/01/35	375	325,559
Trust for Cultural Resources of The City of New York, Refunding RB, Series A, 5.00%, 08/01/23(d)	2,840	2,873,600

		108,415,618

Education — 18.9%
Albany Capital Resource Corp., Refunding RB 4.00%, 07/01/41	740	583,913
4.00%, 07/01/51	765	537,068
Series A, 5.00%, 12/01/30	250	255,045
Series A, 5.00%, 12/01/32	100	102,015
Series A, 4.00%, 12/01/34	110	107,308
Build NYC Resource Corp., RB
5.75%, 06/01/62(c)	860	877,214
Series A, 4.00%, 06/15/41	415	355,581
Build NYC Resource Corp., Refunding RB
4.00%, 08/01/42	525	504,173
5.00%, 08/01/47	535	554,439
Series A, 5.00%, 06/01/43	450	464,048
Dobbs Ferry Local Development Corp., RB, 5.00%, 07/01/39	750	771,735
Dutchess County Local Development Corp., RB
5.00%, 07/01/43	570	601,897
5.00%, 07/01/48	855	894,786
5.00%, 07/01/52	1,365	1,460,323
Dutchess County Local Development Corp., Refunding RB
5.00%, 07/01/42	985	1,046,000
4.00%, 07/01/46	1,865	1,837,478
Madison County Capital Resource Corp., RB
Series B, 5.00%, 07/01/40	685	719,372

10	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) January 31, 2023	BlackRock MuniHoldings New York Quality Fund, Inc. (MHN) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Education (continued)
Madison County Capital Resource Corp., RB (continued)
Series B, 5.00%, 07/01/43	$2,480	$2,604,875
Monroe County Industrial Development Corp., Refunding RB
Series A, 5.00%, 07/01/23(d)	1,240	1,252,187
Series A, 4.00%, 07/01/39	350	352,940
Series A, 4.00%, 07/01/50	11,950	11,716,987
New York State Dormitory Authority, RB
1st Series, (AMBAC), 5.50%, 07/01/40	3,500	4,387,614
Series A, 5.00%, 07/01/46	660	682,233
Series A, 5.00%, 07/01/51	180	183,696
New York State Dormitory Authority, Refunding RB 5.00%, 07/01/44	1,900	1,942,858
Series A, 5.25%, 07/01/23(d)	11,190	11,311,400
Series A, 5.00%, 07/01/35	1,030	1,085,920
Series A, 4.00%, 07/01/37	510	510,271
Series A, 5.00%, 07/01/43	1,520	1,555,559
Series A, 5.00%, 07/01/48	5,600	5,790,938
New York State Environmental Facilities Corp., Refunding RB, 5.00%, 06/15/51	1,895	2,117,935
Onondaga County Trust for Cultural Resources, Refunding RB
5.00%, 12/01/38	1,490	1,667,104
5.00%, 12/01/39	2,650	2,957,063
Orange County Funding Corp., Refunding RB
Series A, 5.00%, 07/01/37	715	715,761
Series A, 5.00%, 07/01/42	445	445,206
Troy Capital Resource Corp., Refunding RB 5.00%, 09/01/35	450	494,253
5.00%, 09/01/36	2,360	2,564,721
4.00%, 09/01/40	1,320	1,261,090
Trust for Cultural Resources of The City of New York, Refunding RB
Series A, 5.00%, 07/01/37	1,775	1,843,057
Series A, 5.00%, 07/01/41	750	768,934
Yonkers Economic Development Corp., Refunding RB
Series A, 5.00%, 10/15/40	320	317,956
Series A, 5.00%, 10/15/50	540	512,552
Yonkers Industrial Development Agency, Refunding RB, (SAW), 4.00%, 05/01/41	1,000	1,007,736

		71,723,241

Health — 7.6%
Build NYC Resource Corp., RB
Class A, 5.25%, 07/01/37	1,250	1,167,182
Class A, 5.50%, 07/01/47	765	698,931
Genesee County Funding Corp., Refunding RB, Series A, 5.25%, 12/01/52	1,325	1,406,423
Huntington Local Development Corp., RB, Series A, 5.25%, 07/01/56	240	191,856
Monroe County Industrial Development Corp., RB
4.00%, 12/01/41	545	491,394
5.00%, 12/01/46	235	236,924
Series A, 5.00%, 12/01/37	1,180	1,180,750
Monroe County Industrial Development Corp., Refunding RB
4.00%, 12/01/38	1,150	1,095,978
4.00%, 12/01/39	475	451,104
3.00%, 12/01/40	1,010	753,641

Security	Par (000)	Value

Health (continued)
Monroe County Industrial Development Corp., Refunding RB (continued)
4.00%, 12/01/46	$5,385	$4,993,995
New York State Dormitory Authority, RB
Series C, 4.25%, 05/01/39	1,000	1,000,187
Series D, 4.25%, 05/01/39	685	685,128
New York State Dormitory Authority, Refunding RB
4.25%, 05/01/52	3,645	3,549,359
5.00%, 05/01/52	3,850	4,049,977
Series A, 5.00%, 05/01/32	2,645	2,780,940
Catholic Health Services, 4.00%, 07/01/45	675	472,628
Oneida County Local Development Corp., Refunding RB, (AGM), 3.00%, 12/01/44	2,540	2,042,726
Suffolk County Economic Development Corp., RB, Series C, Catholic Health Services, 5.00%, 07/01/32	460	475,268
Westchester County Local Development Corp., Refunding RB(c)
5.00%, 07/01/41	510	432,564
5.00%, 07/01/46	630	514,648

		28,671,603

Housing — 11.4%
New York City Housing Development Corp., RB, M/F Housing
Class F-1, (FHA), 4.60%, 11/01/42	225	231,344
Series A, (HUD SECT 8), 2.70%, 08/01/45	225	167,641
Series B-1, 5.00%, 07/03/23(d)	1,375	1,388,512
Series B-1, 5.25%, 07/03/23(d)	6,505	6,575,579
Series B-1-A, 3.65%, 11/01/49	940	803,308
Series B-1-A, 3.75%, 11/01/54	1,345	1,145,328
Series E-1, (SONYMA HUD SECT 8), 4.20%, 11/01/42	920	930,540
Series F-1, (FHA), 2.60%, 11/01/56	4,545	2,948,505
Series G-1, 3.90%, 05/01/45	450	416,616
Series H, 2.60%, 11/01/50	1,810	1,239,971
Series I-1, (FHA), 2.55%, 11/01/45	1,515	1,106,439
New York City Housing Development Corp., Refunding RB, Series F-1-A, 3.30%, 11/01/46	460	402,598
New York City Housing Development Corp., Refunding RB, M/F Housing
3.85%, 05/01/58	1,726	1,486,053
Series C-1, 4.00%, 11/01/53	2,095	1,874,880
New York State Housing Finance Agency, RB, Series D, (SONYMA), 3.80%, 11/01/49	1,700	1,493,712
New York State Housing Finance Agency, RB, M/F Housing
Series B, (FHLMC SONYMA, FNMA, GNMA), 4.00%, 11/01/42	845	813,049
Series C, (FNMA, FHLMC, GNMA, SONYMA), 3.38%, 11/01/49	170	137,376
Series E, (SONYMA), 3.80%, 11/01/49	945	829,221
Series H, 4.15%, 11/01/43	1,375	1,330,269
Series H, 4.20%, 11/01/48	905	856,804
Series I, 4.05%, 11/01/48	1,090	1,016,848
Series J-1, (SONYMA HUD SECT 8), 3.00%, 11/01/61	675	470,696
Series J-1, (SONYMA HUD SECT 8), 3.10%, 05/01/66	910	635,854
Series M-1, (SONYMA), 2.65%, 11/01/54	1,635	1,105,146
Series P, 3.15%, 11/01/54	1,100	832,192

S C H E D U L E O F I N V E S T M E N T S	11

Schedule of Investments (unaudited) (continued) January 31, 2023	BlackRock MuniHoldings New York Quality Fund, Inc. (MHN) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Housing (continued)
New York State Housing Finance Agency, RB, M/F Housing (continued)
Series A, AMT, 4.65%, 11/15/38	$1,000	$1,000,234
New York State Housing Finance Agency, Refunding RB, Series C, (SONYMA FNMA), 3.85%, 11/01/39	2,005	1,913,155
State of New York Mortgage Agency, RB, S/F Housing
Series 225, 2.45%, 10/01/45	400	278,802
Series 239, (SONYMA), 2.70%, 10/01/47	1,360	1,109,054
State of New York Mortgage Agency, Refunding RB
Series 190, 3.80%, 10/01/40	1,395	1,367,997
Series 231, 2.50%, 10/01/46	2,935	2,294,307
Series 194, AMT, 3.80%, 04/01/28	2,065	2,060,461
Series 218, AMT, 3.60%, 04/01/33	855	850,497
Series 218, AMT, 3.85%, 04/01/38	115	114,271
Yonkers Industrial Development Agency, RB, AMT, (SONYMA), 5.25%, 04/01/37	2,000	2,001,838

		43,229,097

State — 14.1%
New York City Transitional Finance Authority Building Aid Revenue, RB, Series S1-B, (SAW), 3.00%, 07/15/49	2,250	1,874,412
New York City Transitional Finance Authority Building Aid Revenue, Refunding RB
Series S-1, Subordinate, (SAW), 4.00%, 07/15/35	910	972,259
Series S-3, Subordinate, (SAW), 4.00%, 07/15/38	5,045	5,132,622
New York State Dormitory Authority, RB
Series A, 5.00%, 03/15/32	2,000	2,267,178
Series A, 5.00%, 03/15/38	3,425	3,727,212
Series A, 5.00%, 03/15/40	6,650	7,194,274
Series A, 5.00%, 03/15/44	7,475	8,000,311
Series B, 5.00%, 03/15/38	1,000	1,078,291
Series B, 5.00%, 03/15/39	1,465	1,573,649
New York State Dormitory Authority, Refunding RB
Series B, 5.00%, 02/15/43	6,165	6,564,874
Series C, 5.00%, 03/15/38	100	108,862
New York State Urban Development Corp., RB
Series A, 4.00%, 03/15/45	5,025	5,033,492
Series C, 5.00%, 03/15/32	2,000	2,006,520
New York State Urban Development Corp., Refunding RB
4.00%, 03/15/46	6,880	6,658,918
Series A, 5.00%, 03/15/45	1,475	1,534,782

		53,727,656

Tobacco — 2.9%
Chautauqua Tobacco Asset Securitization Corp., Refunding RB
4.75%, 06/01/39	1,875	1,879,474
5.00%, 06/01/48	680	681,300
New York Counties Tobacco Trust VI, Refunding RB
Series A-2-B, 5.00%, 06/01/45	2,010	1,947,740
Series A-2-B, 5.00%, 06/01/51	765	735,873
Series B, 5.00%, 06/01/41	575	588,146
Niagara Tobacco Asset Securitization Corp., Refunding RB
5.25%, 05/15/34	1,495	1,512,823
5.25%, 05/15/40	1,500	1,515,357

Security	Par (000)	Value

Tobacco (continued)
TSASC, Inc., Refunding RB, Series A, 5.00%, 06/01/35	$260	$271,184
Westchester Tobacco Asset Securitization Corp., Refunding RB, Sub-Series C, 4.00%, 06/01/42	1,860	1,867,369

		10,999,266

Transportation — 47.3%
Buffalo & Fort Erie Public Bridge Authority, RB, 5.00%, 01/01/47	2,315	2,403,340
Hudson Yards Infrastructure Corp., Refunding RB
Series A, 5.00%, 02/15/42	3,760	3,959,573
Series A, (AGM), 4.00%, 02/15/47	2,425	2,390,875
Metropolitan Transportation Authority, RB
Series A, 5.00%, 05/15/23(d)	3,000	3,020,358
Series A, 5.00%, 11/15/42	3,500	3,704,439
Series A-1, 5.25%, 11/15/23(d)	3,240	3,308,156
Series B, 5.25%, 11/15/44	1,000	1,010,031
Series E, 5.00%, 11/15/38	8,750	8,798,020
Metropolitan Transportation Authority, Refunding RB
Series A, (AGM), 4.00%, 11/15/46	855	841,767
Series C-1, 4.75%, 11/15/45	1,505	1,502,729
Series C-1, 5.00%, 11/15/56	1,920	1,942,034
Sub-Series B-1, 5.00%, 11/15/31	4,000	4,082,700
Sub-Series C-1, 5.00%, 11/15/34	3,345	3,490,433
MTA Hudson Rail Yards Trust Obligations, Refunding RB, Series A, 5.00%, 11/15/56	5,410	5,425,846
New York City Industrial Development Agency, Refunding RB, Series A, AMT, 5.00%, 07/01/28	820	820,520
New York Liberty Development Corp., Refunding RB
Series 1, 2.25%, 02/15/41	1,800	1,357,754
Series 1, 2.75%, 02/15/44	2,845	2,136,908
New York State Thruway Authority, RB
Series N, 5.00%, 01/01/35	450	507,926
Series N, 4.00%, 01/01/43	5,300	5,308,634
Series N, 4.00%, 01/01/44	2,250	2,226,818
Series A, Junior Lien, 5.00%, 01/01/36	1,400	1,501,914
New York State Thruway Authority, Refunding RB
Series A-1, 3.00%, 03/15/48	2,250	1,775,394
Series K, 5.00%, 01/01/29	1,750	1,837,302
Series K, 5.00%, 01/01/31	1,000	1,041,335
Series L, 5.00%, 01/01/35	810	895,429
Series B, Subordinate, 4.00%, 01/01/45	4,950	4,818,677
Series B, Subordinate, 4.00%, 01/01/53	815	776,276
New York Transportation Development Corp., RB
AMT, 5.00%, 12/01/35	3,405	3,648,815
AMT, 4.00%, 10/31/46	700	626,226
AMT, 4.00%, 04/30/53	810	694,019
Series A, AMT, 5.00%, 07/01/46	8,630	8,605,965
Series A, AMT, 5.25%, 01/01/50	6,665	6,687,328
New York Transportation Development Corp., Refunding RB
5.00%, 12/01/32	1,600	1,803,722
Series A, AMT, 5.00%, 12/01/25	2,690	2,821,248
Series A, AMT, 5.00%, 12/01/32	1,000	1,073,530
Series A, AMT, 4.00%, 12/01/41	225	205,473
Series A, AMT, 4.00%, 12/01/42	225	204,096
Niagara Frontier Transportation Authority, Refunding RB
AMT, 5.00%, 04/01/34	100	107,580
AMT, 5.00%, 04/01/35	90	96,317
AMT, 5.00%, 04/01/36	95	101,226
AMT, 5.00%, 04/01/37	110	116,545
AMT, 5.00%, 04/01/38	55	58,129

12	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) January 31, 2023	BlackRock MuniHoldings New York Quality Fund, Inc. (MHN) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Transportation (continued)
Niagara Frontier Transportation Authority, Refunding RB (continued)
AMT, 5.00%, 04/01/39	$80	$84,432
Port Authority of New York & New Jersey, RB, Series 221, AMT, 4.00%, 07/15/55	7,275	6,792,391
Port Authority of New York & New Jersey, Refunding ARB, Series 223, AMT, 4.00%, 07/15/39	2,825	2,828,774
Port Authority of New York & New Jersey, Refunding RB 183th Series, 4.00%, 06/15/44	1,500	1,504,068
Series 179, 5.00%, 12/01/38	1,390	1,420,698
Series 211th, 4.00%, 09/01/43	5,000	5,045,830
AMT, 5.00%, 01/15/47	660	711,621
177th Series, AMT, 4.00%, 01/15/43	285	278,843
178th Series, AMT, 5.00%, 12/01/43	750	760,729
195th Series, AMT, 5.00%, 04/01/36	1,400	1,458,080
Series 178th, AMT, 5.00%, 12/01/33	1,000	1,017,598
Series 226, AMT, 5.00%, 10/15/40	3,165	3,446,647
Triborough Bridge & Tunnel Authority Sales Tax Revenue, RB, Class A, 4.00%, 05/15/57	1,300	1,304,228
Triborough Bridge & Tunnel Authority, RB
Series A, 5.00%, 11/15/47	3,735	4,087,020
Series A, 5.00%, 11/15/49	970	1,041,768
Series B, 5.00%, 11/15/40	940	989,202
Triborough Bridge & Tunnel Authority, Refunding RB
Series A, 5.00%, 11/15/41	5,000	5,245,285
Series A, 5.00%, 11/15/45	5,435	5,751,746
Series A, 5.25%, 11/15/45	1,280	1,331,813
Series A, 5.00%, 11/15/50	3,885	3,976,799
Series A, 4.00%, 05/15/51	1,135	1,084,992
Series A, 5.00%, 05/15/57	1,140	1,243,252
Series A-1, 5.00%, 05/15/51	2,250	2,450,178
Series B, 5.00%, 11/15/37	8,225	8,847,287
Series C, 5.00%, 11/15/37	870	947,057
Series C, 5.00%, 05/15/47	1,740	1,913,657
Series C, 4.13%, 05/15/52	8,080	7,927,264
Triborough Bridge & Tunnel Authority, Refunding RB, CAB(b)
Series B, 0.00%, 11/15/28	3,215	2,762,653
Series B, 0.00%, 11/15/32	7,670	5,723,101

		179,712,420

Utilities — 18.3%
Long Island Power Authority, RB
5.00%, 09/01/35	1,000	1,121,905
5.00%, 09/01/36	825	910,270
5.00%, 09/01/37	3,175	3,482,553
5.00%, 09/01/42	280	295,672
5.00%, 09/01/47	1,355	1,417,176
Long Island Power Authority, Refunding RB, Series B, 5.00%, 09/01/41	750	788,388
New York City Municipal Water Finance Authority, RB
Series AA-1, 4.00%, 06/15/51	1,135	1,109,570
Series AA-1, 5.25%, 06/15/52	4,650	5,269,808
Series BB-1, 3.00%, 06/15/50	2,270	1,803,626
Series CC-1, 4.00%, 06/15/52	5,400	5,333,947
Series DD, 5.00%, 06/15/47	2,250	2,365,740
Series GG, 5.00%, 06/15/48	1,330	1,448,593
New York City Municipal Water Finance Authority, Refunding RB
5.00%, 06/15/38	1,155	1,256,426

Security	Par (000)	Value

Utilities (continued)
New York City Municipal Water Finance Authority, Refunding RB (continued)
Series BB-1, 5.00%, 06/15/44	$1,795	$2,011,547
Series GG, 5.00%, 06/15/39	4,220	4,458,557
Series HH, 5.00%, 06/15/39	2,250	2,373,869
New York Power Authority, Refunding RB
Series A, 4.00%, 11/15/50(e)	7,420	7,316,766
Series A, 4.00%, 11/15/55	7,160	6,990,802
Series A, 4.00%, 11/15/60	470	458,504
New York State Environmental Facilities Corp., RB
5.00%, 08/15/41	3,630	3,899,125
Series B, Subordinate, 5.00%, 06/15/48	1,120	1,205,960
New York State Environmental Facilities Corp., Refunding RB
Series A, 5.00%, 06/15/40	1,545	1,647,077
Series A, 5.00%, 06/15/45	7,935	8,394,603
Series A, Subordinate, 4.00%, 06/15/46	1,000	1,014,661
Utility Debt Securitization Authority, Refunding RB, Series A, Restructured, 5.00%, 12/15/35	3,000	3,268,671

		69,643,816

Total Municipal Bonds in New York		584,170,559

Puerto Rico — 5.1%

State — 5.1%
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, RB
Series A-1, Restructured, 4.75%, 07/01/53	783	745,808
Series A-1, Restructured, 5.00%, 07/01/58	5,368	5,288,822
Series A-2, Restructured, 4.78%, 07/01/58	390	371,235
Series A-2, Restructured, 4.33%, 07/01/40	10,319	9,867,874
Series B-1, Restructured, 4.75%, 07/01/53	620	591,096
Series B-2, Restructured, 4.78%, 07/01/58	601	571,310
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, RB, CAB, Series A-1, Restructured, 0.00%, 07/01/46(b)	6,358	1,765,540

Total Municipal Bonds in Puerto Rico		19,201,685

Total Municipal Bonds — 159.0% (Cost: $605,108,941)		603,912,037

Municipal Bonds Transferred to Tender Option Bond Trusts(f)

New York — 6.0%

County/City/Special District/School District — 0.7%
City of New York New York, Refunding GO, Sub- Series 1-I, 5.00%, 03/01/36	2,500	2,571,018

Education — 0.5%
Trust for Cultural Resources of The City of New York, Refunding RB, Series A, 5.00%, 08/01/33	1,981	2,004,678

Housing — 1.0%
New York City Housing Development Corp., Refunding RB, Series A, 4.25%, 11/01/43	3,555	3,561,174

Transportation — 3.1%
Hudson Yards Infrastructure Corp., Refunding RB, Series A, 5.00%, 02/15/42	4,500	4,738,854

S C H E D U L E O F I N V E S T M E N T S	13

Schedule of Investments (unaudited) (continued) January 31, 2023	BlackRock MuniHoldings New York Quality Fund, Inc. (MHN) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Transportation (continued)
Port Authority of New York & New Jersey, Refunding ARB
194th Series, 5.25%, 10/15/55	$3,405	$3,536,511
Series 231, AMT, 5.50%, 08/01/47(e)	3,193	3,598,226

		11,873,591

Utilities — 0.7%
Utility Debt Securitization Authority, Refunding RB, Restructured, Series B, 4.00%, 12/15/35	2,600	2,686,450

Total Municipal Bonds in New York		22,696,911

Total Municipal Bonds Transferred to Tender Option Bond Trusts — 6.0% (Cost: $22,449,311)		22,696,911

Total Long-Term Investments — 165.0% (Cost: $627,558,252)		626,608,948

	Shares

Short-Term Securities

Money Market Funds — 0.7%
BlackRock Liquidity Funds New York Money Fund Portfolio, 1.26%(g)(h)	2,777,278	2,777,555

Total Short-Term Securities — 0.7% (Cost: $2,777,278)		2,777,555

Total Investments — 165.7% (Cost: $630,335,530)		629,386,503

Other Assets Less Liabilities — 1.6%		6,229,776

Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (3.3)%		(12,394,107)

VRDP Shares at Liquidation Value, Net of Deferred Offering Costs — (64.0)%		(243,317,738)

Net Assets Applicable to Common Shares — 100.0%		$379,904,434

(a)

Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of period end. Security description also includes the reference rate and spread if published and available.

(b)	Zero-coupon bond.
(c)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(d)	U.S. Government securities held in escrow, are used to pay interest on this security as well as to retire the bond in full at the date indicated, typically at a premium to par.
(e)

All or a portion of the security is subject to a recourse agreement. The aggregate maximum potential amount the Trust could ultimately be required to pay under the agreement, which expires on February 1, 2030, is $2,217,957. See Note 4 of the Notes to Financial Statements for details.

(f)

Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Trust. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details.

(g)	Affiliate of the Trust.
(h)	Annualized 7-day yield as of period end.

For Trust compliance purposes, the Trust’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

Affiliates

Investments in issuers considered to be affiliate(s) of the Trust during the six months ended January 31, 2023 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 07/31/22	Purchases at Cost		Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 01/31/23	Shares Held at 01/31/23	Income	Capital Gain Distributions from Underlying Funds

BlackRock Liquidity Funds New York Money Fund Portfolio	$620,554	$2,156,657	(a)	$—	$67	$277	$2,777,555	2,777,278	$87,097	$—

(a)	Represents net amount purchased (sold).

14	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) January 31, 2023	BlackRock MuniHoldings New York Quality Fund, Inc. (MHN)

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Short Contracts
10-Year U.S. Treasury Note	112	03/22/23	$12,859	$(201,275)
U.S. Long Bond	185	03/22/23	24,160	(732,163)
5-Year U.S. Treasury Note	126	03/31/23	13,791	(177,121)

				$(1,110,559)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$—	$—	$—	$—	$1,110,559	$—	$1,110,559

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended January 31, 2023, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$—	$—	$3,129,523	$—	$3,129,523

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$—	$—	$1,343,462	$—	$1,343,462

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:

Average notional value of contracts — short	$51,299,492

For more information about the Trust’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Trust’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Trust’s financial instruments categorized in the fair value hierarchy. The breakdown of the Trust’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Long-Term Investments
Municipal Bonds	$—	$603,912,037	$—	$603,912,037
Municipal Bonds Transferred to Tender Option Bond Trusts	—	22,696,911	—	22,696,911

S C H E D U L E O F I N V E S T M E N T S	15

Schedule of Investments (unaudited) (continued) January 31, 2023	BlackRock MuniHoldings New York Quality Fund, Inc. (MHN)

Fair Value Hierarchy as of Period End (continued)

	Level 1	Level 2	Level 3	Total

Short-Term Securities
Money Market Funds	$2,777,555	$—	$—	$2,777,555

	$2,777,555	$626,608,948	$—	$629,386,503

Derivative Financial Instruments(a)
Liabilities
Interest Rate Contracts	$(1,110,559)	$—	$—	$(1,110,559)

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

The Trust may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the fair value hierarchy as follows:

	Level 1	Level 2	Level 3	Total

Liabilities
TOB Trust Certificates	$—	$(12,295,387)	$—	$(12,295,387)
VRDP Shares at Liquidation Value	—	(243,600,000)	—	(243,600,000)

	$—	$(255,895,387)	$—	$(255,895,387)

See notes to financial statements.

16	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) January 31, 2023	BlackRock Virginia Municipal Bond Trust (BHV) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Municipal Bonds

California — 1.6%

Tobacco — 1.6%
California County Tobacco Securitization Agency, RB, Series D, 0.00%, 06/01/55(a)	$4,680	$332,041

District of Columbia — 10.7%

Tobacco — 2.9%
District of Columbia Tobacco Settlement Financing Corp., RB, Series C, 0.00%, 06/15/55(a)	6,000	605,625

Transportation — 7.8%
Washington Metropolitan Area Transit Authority, RB, Series B, 5.00%, 07/01/37	1,500	1,617,632

Total Municipal Bonds in District of Columbia		2,223,257

Puerto Rico — 5.3%

State — 5.3%
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, RB
Series A-1, Restructured, 4.75%, 07/01/53	127	120,968
Series A-1, Restructured, 5.00%, 07/01/58	478	470,949
Series A-2, Restructured, 4.78%, 07/01/58	129	122,793
Series A-2, Restructured, 4.33%, 07/01/40	391	373,906

Total Municipal Bonds in Puerto Rico		1,088,616

Virginia — 120.9%

County/City/Special District/School District — 17.1%
Ballston Quarter Community Development Authority, TA, Series A, AMT, 5.38%, 03/01/36	250	200,781
City of Norfolk Virginia, Refunding GO, Series A, (SAW), 5.00%, 08/01/38(b)	500	505,590
Dulles Town Center Community Development Authority, Refunding SAB, 4.25%, 03/01/26	500	498,654
Fairfax County Economic Development Authority, RB, 5.00%, 04/01/47	2,000	2,097,686
Lower Magnolia Green Community Development Authority, SAB, 5.00%, 03/01/35(c)	245	246,055

		3,548,766

Education — 13.4%
Salem Economic Development Authority, Refunding RB, 4.00%, 04/01/45	250	230,416
Virginia College Building Authority, Refunding RB
(NPFGC), 5.25%, 01/01/26	315	332,976
(NPFGC), 5.25%, 01/01/31	1,000	1,168,791
Series A, 3.00%, 01/15/51	750	544,603
Virginia Small Business Financing Authority, Refunding RB, 4.00%, 10/01/38	500	500,613

		2,777,399

Health — 31.4%
Danville Industrial Development Authority, Refunding RB, (AMBAC), 5.25%, 10/01/28(d)	430	451,236
Fairfax County Economic Development Authority, RB, Series A, 5.00%, 12/01/42(b)	500	509,613
Fairfax County Industrial Development Authority, RB, Series A, 5.00%, 05/15/44	450	457,911
Fairfax County Industrial Development Authority, Refunding RB, 4.00%, 05/15/42	500	501,773

Security	Par (000)	Value

Health (continued)
Henrico County Economic Development Authority, RB, Class A, 5.00%, 10/01/47	$1,000	$1,050,675
Henrico County Economic Development Authority, Refunding RB
4.25%, 06/01/26	145	143,500
4.00%, 10/01/50	250	229,652
James City County Economic Development Authority, Refunding RB, Series A, 4.00%, 12/01/50	250	196,737
Norfolk Redevelopment and Housing Authority, RB, Series B, 4.00%, 01/01/25	200	195,611
Rockingham County Economic Development Authority, Refunding RB, Series A, 3.00%, 11/01/46	820	656,034
Virginia Beach Development Authority, Refunding RB, 4.00%, 09/01/48	250	198,753
Virginia Small Business Financing Authority, Refunding RB, 4.00%, 12/01/49	500	473,790
Winchester Economic Development Authority, Refunding RB
5.00%, 01/01/44	1,000	1,028,162
Series A, 5.00%, 01/01/44(b)	400	408,534

		6,501,981

Housing — 11.5%
Virginia Housing Development Authority, RB, M/F Housing
Series B, 4.00%, 06/01/53	625	599,573
Series D, 3.90%, 10/01/48	985	907,270
Series F, 5.25%, 10/01/38	250	250,841
Series G, 5.15%, 11/01/52	600	635,752

		2,393,436

State — 9.0%
Cherry Hill Community Development Authority, SAB, 5.40%, 03/01/45(c)	250	250,888
Virginia College Building Authority, RB, 4.00%, 02/01/42	1,000	1,032,916
Virginia Resources Authority, RB, Class B, 5.25%, 11/01/47	500	585,564

		1,869,368

Tobacco — 7.0%
Tobacco Settlement Financing Corp., Refunding RB
Series B-1, 5.00%, 06/01/47	985	957,351
Series B-2, 5.20%, 06/01/46	500	499,951

		1,457,302

Transportation — 13.2%
Fairfax County Economic Development Authority, RB, 5.00%, 04/01/36	775	851,698
Virginia Small Business Financing Authority, RB, AMT, 5.00%, 12/31/52	500	502,333
Virginia Small Business Financing Authority, Refunding RB, AMT, Senior Lien, 4.00%, 01/01/48	1,600	1,378,872

		2,732,903

Utilities — 18.3%
City of Alexandria Virginia, GO, Series B, 4.00%, 12/15/52	1,375	1,392,632
City of Richmond Virginia Public Utility Revenue, RB, Series A, 3.00%, 01/15/45	500	424,080

S C H E D U L E O F I N V E S T M E N T S	17

Schedule of Investments (unaudited) (continued) January 31, 2023	BlackRock Virginia Municipal Bond Trust (BHV) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Utilities (continued)
County of Henrico Virginia Water & Sewer Revenue, Refunding RB, 5.00%, 05/01/42(b)	$1,065	$1,156,330
Fairfax County Water Authority, Refunding RB
5.00%, 04/01/44	300	322,484
4.00%, 04/01/47	500	503,978

		3,799,504

Total Municipal Bonds in Virginia		25,080,659

Total Municipal Bonds — 138.5% (Cost: $29,275,653)		28,724,573

Municipal Bonds Transferred to Tender Option Bond Trusts(e)

Virginia — 19.1%

County/City/Special District/School District — 19.1%
Hampton Roads Transportation Accountability Commission, RB, Series A, 4.00%, 07/01/57	4,000	3,957,662

Total Municipal Bonds in Virginia		3,957,662

Total Municipal Bonds Transferred to Tender Option Bond Trusts — 19.1% (Cost: $3,868,380)		3,957,662

Total Long-Term Investments — 157.6% (Cost: $33,144,033)		32,682,235

	Shares

Short-Term Securities

Money Market Funds — 6.4%
BlackRock Liquidity Funds, MuniCash, Institutional Class, 1.39%(f)(g)	1,329,029	1,329,295

Total Short-Term Securities — 6.4% (Cost: $1,328,896)		1,329,295

Total Investments — 164.0% (Cost: $34,472,929)		34,011,530

Other Assets Less Liabilities — 1.4%		288,398

Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (9.7)%		(2,004,272)

VRDP Shares at Liquidation Value, Net of Deferred Offering Costs — (55.7)%		(11,552,399)

Net Assets Applicable to Common Shares — 100.0%		$20,743,257

(a)	Zero-coupon bond.
(b)	U.S. Government securities held in escrow, are used to pay interest on this security as well as to retire the bond in full at the date indicated, typically at a premium to par.
(c)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(d)	Security is collateralized by municipal bonds or U.S. Treasury obligations.
(e)

Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Trust. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details.

(f)	Affiliate of the Trust.
(g)	Annualized 7-day yield as of period end.

For Trust compliance purposes, the Trust’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

Affiliates

Investments in issuers considered to be affiliate(s) of the Trust during the six months ended January 31, 2023 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 07/31/22	Purchases at Cost	Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 01/31/23	Shares Held at 01/31/23	Income	Capital Gain Distributions from Underlying Funds

BlackRock Liquidity Funds, MuniCash, Institutional Class	$1,930,770	$—	$(601,591	)(a)	$259	$(143)	$1,329,295	1,329,029	$15,029	$—

(a)	Represents net amount purchased (sold).

18	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) January 31, 2023	BlackRock Virginia Municipal Bond Trust (BHV)

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Short Contracts
10-Year U.S. Treasury Note	7	03/22/23	$804	$(8,186)
U.S. Long Bond	17	03/22/23	2,220	(34,779)
5-Year U.S. Treasury Note	10	03/31/23	1,095	(7,352)

				$(50,317)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$—	$—	$—	$—	$50,317	$—	$50,317

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended January 31, 2023, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$—	$—	$107,060	$—	$107,060

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$—	$—	$(28,290)	$—	$(28,290)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — short	$3,840,125

For more information about the Trust’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Trust’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Trust’s financial instruments categorized in the fair value hierarchy. The breakdown of the Trust’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Long-Term Investments
Municipal Bonds	$—	$28,724,573	$—	$28,724,573
Municipal Bonds Transferred to Tender Option Bond Trusts	—	3,957,662	—	3,957,662

S C H E D U L E O F I N V E S T M E N T S	19

Schedule of Investments (unaudited) (continued) January 31, 2023	BlackRock Virginia Municipal Bond Trust (BHV)

Fair Value Hierarchy as of Period End (continued)

	Level 1	Level 2	Level 3	Total
Short-Term Securities
Money Market Funds	$1,329,295	$—	$—	$1,329,295

	$1,329,295	$32,682,235	$—	$34,011,530

Derivative Financial Instruments(a)
Liabilities
Interest Rate Contracts	$(50,317)	$—	$—	$(50,317)

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

The Trust may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the fair value hierarchy as follows:

	Level 1	Level 2	Level 3	Total

Liabilities
TOB Trust Certificates	$—	$(2,000,000)	$—	$(2,000,000)
VRDP Shares at Liquidation Value	—	(11,600,000)	—	(11,600,000)

	$—	$(13,600,000)	$—	$(13,600,000)

See notes to financial statements.

20	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Assets and Liabilities (unaudited)

January 31, 2023

	MHN	BHV

ASSETS
Investments, at value — unaffiliated(a)	$626,608,948	$32,682,235
Investments, at value — affiliated(b)	2,777,555	1,329,295
Cash	70,116	11,484
Cash pledged for futures contracts	1,171,000	100,000
Receivables:
Investments sold	632,000	—
Dividends — affiliated	14,292	3,108
Interest — unaffiliated	6,409,800	291,737
Prepaid expenses	36,785	17,132

Total assets	637,720,496	34,434,991

ACCRUED LIABILITIES
Payables:
Accounting services fees	44,245	5,378
Capital shares redeemed	86,136	—
Custodian fees	3,164	592
Income dividend distributions — Common Shares	1,127,028	47,543
Interest expense and fees	98,720	4,272
Investment advisory fees	294,277	14,913
Trustees’ and Officer’s fees	214,352	11,113
Other accrued expenses	8,694	3,365
Printing fees	7,711	8,512
Professional fees	39,034	15,686
Transfer agent fees	16,650	6,187
Variation margin on futures contracts	262,926	21,774

Total accrued liabilities	2,202,937	139,335

OTHER LIABILITIES
TOB Trust Certificates	12,295,387	2,000,000
VRDP Shares, at liquidation value of $100,000 per share, net of deferred offering costs(c)(d)(e)	243,317,738	11,552,399

Total other liabilities	255,613,125	13,552,399

Total liabilities	257,816,062	13,691,734

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS	$379,904,434	$20,743,257

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS CONSIST OF
Paid-in capital(f)(g)(h)	$429,354,118	$22,954,436
Accumulated loss	(49,449,684)	(2,211,179)

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS	$379,904,434	$20,743,257

Net asset value per Common Share	$12.33	$12.87

(a) Investments, at cost — unaffiliated	$627,558,252	$33,144,033
(b) Investments, at cost — affiliated	$2,777,278	$1,328,896
(c) Preferred Shares outstanding	2,436	116
(d) Preferred Shares authorized	14,956	Unlimited
(e) Par value per Preferred Share	$0.10	$0.001
(f) Common Shares outstanding	30,813,346	1,611,640
(g) Common Shares authorized	199,985,044	Unlimited
(h) Par value per Common Share	$0.10	$0.001

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	21

Statements of Operations (unaudited)

Six Months Ended January 31, 2023

	MHN	BHV

INVESTMENT INCOME
Dividends — affiliated	$87,097	$15,029
Interest — unaffiliated	12,496,915	677,858

Total investment income	12,584,012	692,887

EXPENSES
Investment advisory	1,746,326	110,522
Accounting services	49,381	6,438
Professional	34,655	19,437
Transfer agent	21,504	13,741
Trustees and Officer	18,932	1,325
Liquidity fees	12,507	—
Remarketing fees on Preferred Shares	12,280	—
Registration	5,250	4,127
Custodian	4,096	728
Printing and postage	3,346	2,936
Rating agency	—	24,757
Miscellaneous	35,077	4,607

Total expenses excluding interest expense, fees and amortization of offering costs	1,943,354	188,618
Interest expense, fees and amortization of offering costs(a)	4,065,372	215,350

Total expenses	6,008,726	403,968
Less:
Fees waived and/or reimbursed by the Manager	(192,303)	(22,902)

Total expenses after fees waived and/or reimbursed	5,816,423	381,066

Net investment income	6,767,589	311,821

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(18,948,047)	(525,381)
Investments — affiliated	67	259
Futures contracts	3,129,523	107,060

	(15,818,457)	(418,062)

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	6,439,925	(226,108)
Investments — affiliated	277	(143)
Futures contracts	1,343,462	(28,290)

	7,783,664	(254,541)

Net realized and unrealized loss	(8,034,793)	(672,603)

NET DECREASE IN NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS RESULTING FROM OPERATIONS	$(1,267,204)	$(360,782)

(a)	Related to TOB Trusts and/or VRDP Shares.

See notes to financial statements.

22	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Changes in Net Assets

	MHN			BHV

	Six Months Ended 01/31/23 (unaudited)	Period from 09/01/21 to 07/31/22	Year Ended 08/31/21	Six Months Ended 01/31/23 (unaudited)	Period from 09/01/21 to 07/31/22	Year Ended 08/31/21

INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS

OPERATIONS
Net investment income	$6,767,589	$15,943,162	$19,618,863	$311,821	$747,048	$874,511
Net realized gain (loss)	(15,818,457)	(5,054,226)	(134,878)	(418,062)	(223,191)	42,848
Net change in unrealized appreciation (depreciation)	7,783,664	(74,499,555)	9,667,306	(254,541)	(3,608,202)	526,647

Net increase (decrease) in net assets applicable to Common Shareholders resulting from operations	(1,267,204)	(63,610,619)	29,151,291	(360,782)	(3,084,345)	1,444,006

DISTRIBUTIONS TO COMMON SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to Common Shareholders	(7,332,451)	(18,041,007)	(20,266,947)	(356,313)	(806,411)	(878,735)

CAPITAL SHARE TRANSACTIONS
Reinvestment of common distributions	—	—	—	728	24,836	32,475
Redemption of shares resulting from share repurchase program (including transaction costs)	(3,233,098)	—	—	—	—	—

Net increase (decrease) in net assets derived from capital share transactions	(3,233,098)	—	—	728	24,836	32,475

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS
Total increase (decrease) in net assets applicable to Common Shareholders	(11,832,753)	(81,651,626)	8,884,344	(716,367)	(3,865,920)	597,746
Beginning of period	391,737,187	473,388,813	464,504,469	21,459,624	25,325,544	24,727,798

End of period	$379,904,434	$391,737,187	$473,388,813	$20,743,257	$21,459,624	$25,325,544

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	23

Statements of Cash Flows (unaudited)

Six Months Ended January 31, 2023

	MHN	BHV

CASH PROVIDED BY (USED FOR) OPERATING ACTIVITIES
Net decrease in net assets resulting from operations	$(1,267,204)	$(360,782)
Adjustments to reconcile net decrease in net assets resulting from operations to net cash provided by operating activities:
Proceeds from sales of long-term investments	218,962,145	6,033,559
Purchases of long-term investments	(194,649,202)	(5,591,465)
Net proceeds from sales (purchases) of short-term securities	(2,156,657)	601,591
Amortization of premium and accretion of discount on investments and other fees	1,509,661	39,315
Net realized loss on investments	18,947,980	525,122
Net unrealized (appreciation) depreciation on investments	(6,440,202)	226,251
(Increase) Decrease in Assets
Receivables
Dividends — affiliated	(11,457)	(2,197)
Interest — unaffiliated	(2,238)	(21,354)
Prepaid expenses	68,961	20,458
Increase (Decrease) in Liabilities
Payables
Accounting services fees	(29,615)	(3,143)
Custodian fees	(3,733)	(521)
Interest expense and fees	29,986	392
Investment advisory fees	(319,748)	(14,579)
Trustees’ and Officer’s fees	(15,816)	551
Other accrued expenses	(2,452)	(3,100)
Printing and postage fees	—	(76)
Professional fees	(35,005)	(18,032)
Transfer agent fees	(4,770)	(110)
Variation margin on futures contracts	210,750	20,292

Net cash provided by operating activities	34,791,384	1,452,172

CASH PROVIDED BY (USED FOR) FINANCING ACTIVITIES
Cash dividends paid to Common Shareholders	(7,590,798)	(381,235)
Repayments of TOB Trust Certificates	(26,481,374)	(1,000,000)
Net payments on Common Shares redeemed including change in redemptions payable	(3,146,962)	—
Proceeds from TOB Trust Certificates	2,250,000	—
Amortization of deferred offering costs	7,866	1,547

Net cash used for financing activities	(34,961,268)	(1,379,688)

CASH
Net increase (decrease) in restricted and unrestricted cash	(169,884)	72,484
Restricted and unrestricted cash at beginning of period	1,411,000	39,000

Restricted and unrestricted cash at end of period	$1,241,116	$111,484

SUPPLEMENTAL DISCLOSURE OFCASH FLOW INFORMATION
Cash paid during the period for interest expense	$4,027,520	$213,411

NON-CASH FINANCING ACTIVITIES
Reinvestment of common distributions	$—	$728

RECONCILIATION OF RESTRICTED AND UNRESTRICTED CASH AT THE END OF PERIOD TO THE STATEMENTS OF ASSETS AND LIABILITIES
Cash	$70,116	$11,484
Cash pledged
Futures contracts	1,171,000	100,000

	$1,241,116	$111,484

See notes to financial statements.

24	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights

(For a share outstanding throughout each period)

	MHN

	Six Months Ended		Period from
	01/31/23		09/01/21		Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	(unaudited)		to 07/31/22		08/31/21	08/31/20	08/31/19	08/31/18	08/31/17

Net asset value, beginning of period	$12.58		$15.21		$14.92	$15.31	$14.27	$14.93	$15.69

Net investment income(a)	0.22		0.51		0.63	0.60	0.55	0.60	0.69
Net realized and unrealized gain (loss)		(0.23)	(2.56)		0.31	(0.43)	1.02	(0.64)	(0.75)

Net increase (decrease) from investment operations		(0.01)	(2.05)		0.94	0.17	1.57	(0.04)	(0.06)

Distributions to Common Shareholders from net investment income(b)		(0.24)	(0.58)		(0.65)	(0.56)	(0.53)	(0.62)	(0.70)

Net asset value, end of period	$12.33		$12.58		$15.21	$14.92	$15.31	$14.27	$14.93

Market price, end of period	$11.01		$11.23		$14.74	$13.79	$13.74	$12.35	$14.36

Total Return Applicable to Common Shareholders(c)
Based on net asset value	0.28	%(d)	(13.49	)%(d)	6.70%	1.54%	11.88%	0.22%	0.04%

Based on market price	0.30	%(d)	(20.31	)%(d)	11.88%	4.57%	16.02%	(9.82)%	0.37%

Ratios to Average Net Assets Applicable to Common Shareholders(e)
Total expenses	3.27	%(f)	1.78	%(f)	1.57%	2.15%	2.62%	2.45%	2.13%

Total expenses after fees waived and/or reimbursed	3.16	%(f)	1.70	%(f)	1.51%	2.09%	2.55%	2.36%	2.05%

Total expenses after fees waived and/or reimbursed and excluding interest expense, fees and amortization of offering costs(g)(h)	0.95	%(f)	0.94	%(f)	0.95%	0.94%	0.94%	0.94%	0.96%

Net investment income to Common Shareholders	3.68	%(f)	4.05	%(f)	4.17%	4.03%	3.82%	4.15%	4.65%

Supplemental Data
Net assets applicable to Common Shareholders, end of period (000)	$379,904		$391,737		$473,389	$464,504	$476,549	$444,369	$464,818

VRDP Shares outstanding at $100,000 liquidation value, end of period (000)	$243,600		$243,600		$243,600	$243,600	$243,600	$243,600	$243,600

Asset coverage per VRDP Shares at $100,000 liquidation value, end of period	$248,461	(i)	$239,843	(i)	$294,330 (j)	$290,683 (j)	$295,628 (j)	$282,417 (j)	$290,812 (j)

TOB Trust Certificates, end of period (000)	$12,295		$36,527		$56,376	$63,384	$55,899	$64,262	$70,007

Asset coverage per $1,000 of TOB Trust Certificates, end of period(k)	$51,689		$18,386		N/A	N/A	N/A	N/A	N/A

Portfolio turnover rate		32%	29%		14%	10%	23%	15%	17%

(a)	Based on average Common Shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(d)	Not annualized.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)	Annualized.
(g)	Interest expense, fees and amortization of offering costs related to TOB Trusts and/or VRDP Shares. See Note 4 and Note 10 of the Notes to Financial Statements for details.
(h)	The total expense ratio after fees waived and/or reimbursed and excluding interest expense, fees, amortization of offering costs, liquidity and remarketing fees as follows:

	Six Months Ended	Period from
	01/31/23	09/01/21	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	(unaudited)	to 07/31/22	08/31/21	08/31/20	08/31/19	08/31/18	08/31/17

Expense ratios	0.94%	0.93%	0.94%	0.93%	0.93%	0.94%	0.95%

(i)

Calculated by subtracting the Trust’s total liabilities (not including VRDP Shares and TOBs) from the Trust’s total assets and dividing this by the sum of the amount of TOBs and liquidation value of the VRDP Shares, and by multiplying the results by 100,000.

(j)

Calculated by subtracting the Trust’s total liabilities (not including VRDP Shares) from the Trust’s total assets and dividing this by the liquidation value of the VRDP Shares, and by multiplying the results by 100,000.

(k)

Effective July 18, 2022, TOB Trust Certificates are treated as senior securities pursuant to Rule 18f-4 of the 1940 Act. Calculated by subtracting the Trust’s total liabilities (not including VRDP Shares and TOBs) from the Trust’s total assets and dividing this by the amount of TOBs, and by multiplying the results by 1,000.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	25

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BHV

	Six Months Ended		Period from
	01/31/23		09/01/21		Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	(unaudited)		to 07/31/22		08/31/21	08/31/20	08/31/19	08/31/18	08/31/17

Net asset value, beginning of period	$13.32		$15.73		$15.38	$15.64	$14.97	$15.75	$16.56

Net investment income(a)	0.19		0.46		0.54	0.55	0.58	0.69	0.78
Net realized and unrealized gain (loss)		(0.42)	(2.37)		0.36	(0.26)	0.74	(0.69)	(0.83)

Net increase (decrease) from investment operations		(0.23)	(1.91)		0.90	0.29	1.32	—	(0.05)

Distributions to Common Shareholders from net investment income(b)		(0.22)	(0.50)		(0.55)	(0.55)	(0.65)	(0.78)	(0.76)

Net asset value, end of period	$12.87		$13.32		$15.73	$15.38	$15.64	$14.97	$15.75

Market price, end of period	$11.85		$14.41		$18.75	$16.09	$16.54	$16.56	$18.68

Total Return Applicable to Common Shareholders(c)
Based on net asset value	(1.56	)%(d)	(12.61	)%(d)	5.76%	1.87%	8.94%	(0.20)%	(0.44)%

Based on market price	(16.22	)%(d)	(20.69	)%(d)	20.50%	0.77%	4.15%	(6.91)%	2.17%

Ratios to Average Net Assets Applicable to Common Shareholders(e)
Total expenses	4.05	%(f)	2.60	%(f)(g)	2.28%	2.86%	3.37%	2.94%	2.46%

Total expenses after fees waived and/or reimbursed	3.82	%(f)	2.38	%(f)(g)	2.06%	2.64%	3.15%	2.72%	2.25%

Total expenses after fees waived and/or reimbursed and excluding interest expense, fees and amortization of offering costs(h)(i)	1.66	%(f)	1.55	%(f)(g)	1.43%	1.69%	1.82%	1.70%	1.61%

Net investment income to Common Shareholders	3.12	%(f)	3.52	%(f)	3.49%	3.63%	3.88%	4.51%	4.95%

Supplemental Data
Net assets applicable to Common Shareholders, end of period (000)	$20,743		$21,460		$25,326	$24,728	$25,119	$24,006	$25,216

VRDP Shares outstanding at $100,000 liquidation value, end of period (000)	$11,600		$11,600		$11,600	$11,600	$11,600	$11,600	$11,600

Asset coverage per VRDP Shares at $100,000 liquidation value, end of period	$252,524	(j)	$246,984	(j)	$318,324 (k)	$313,171 (k)	$316,539 (k)	$306,947 (k)	$317,375 (k)

TOB Trust Certificates, end of period (000)	$2,000		$3,000		$4,876	$4,876	$5,396	$5,396	$4,360

Asset coverage per $1,000 of TOB Trust Certificates, end of period(l)	$17,148		$12,003		N/A	N/A	N/A	N/A	N/A

Portfolio turnover rate		18%	39%		10%	28%	17%	26%	10%

(a)	Based on average Common Shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(d)	Not annualized.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)	Annualized.
(g)

Audit and printing costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses, total expenses after fees waived and/or reimbursed and total expenses after fees waived and/or reimbursed and excluding interest expense, fees and amortization of offering costs would have been 2.62%, 2.40% and 1.57%, respectively.

(h)	Interest expense, fees and amortization of offering costs related to TOB Trusts and/or VRDP Shares. See Note 4 and Note 10 of the Notes to Financial Statements for details.
(i)	The total expense ratio after fees waived and/or reimbursed and excluding interest expense, fees, amortization of offering costs, liquidity and remarketing fees as follows:

	Six Months Ended	Period from
	01/31/23	09/01/21	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	(unaudited)	to 07/31/22	08/31/21	08/31/20	08/31/19	08/31/18	08/31/17

Expense ratios	1.66%	1.55%	1.43%	1.40%	1.42%	1.32%	1.22%

(j)

Calculated by subtracting the Trust’s total liabilities (not including VRDP Shares and TOBs) from the Trust’s total assets and dividing this by the sum of the amount of TOBs and liquidation value of the VRDP Shares, and by multiplying the results by 100,000.

(k)

Calculated by subtracting the Trust’s total liabilities (not including VRDP Shares) from the Trust’s total assets and dividing this by the liquidation value of the VRDP Shares, and by multiplying the results by 100,000.

(l)

Effective July 18, 2022, TOB Trust Certificates are treated as senior securities pursuant to Rule 18f-4 of the 1940 Act. Calculated by subtracting the Trust’s total liabilities (not including VRDP Shares and TOBs) from the Trust’s total assets and dividing this by the amount of TOBs, and by multiplying the results by 1,000.

See notes to financial statements.

26	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements (unaudited)

1.	ORGANIZATION

The following are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as closed-end management investment companies and are referred to herein collectively as the “Trusts”, or individually as a “Trust”:

Trust Name	Herein Referred To As	Organized	Diversification Classification

BlackRock MuniHoldings New York Quality Fund, Inc.	MHN	Maryland	Non-diversified
BlackRock Virginia Municipal Bond Trust	BHV	Delaware	Non-diversified

The Boards of Directors and Boards of Trustees of the Trusts are collectively referred to throughout this report as the “Board,” and the trustees thereof are collectively referred to throughout this report as “Trustees”. The Trusts determine and make available for publication the net asset values (“NAVs”) of their Common Shares on a daily basis.

The Trusts, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, are included in a complex of funds referred to as the BlackRock Fixed-Income Complex.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Trust is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined using the specific identification method. Dividend income and capital gain distributions, if any, are recorded on the ex-dividend dates. Non-cash dividends, if any, are recorded on the ex-dividend dates at fair value. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized daily on an accrual basis.

Collateralization: If required by an exchange or counterparty agreement, the Trusts may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments.

Distributions: Distributions from net investment income are declared monthly and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates and made at least annually. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Distributions to Preferred Shareholders are accrued and determined as described in Note 10.

Deferred Compensation Plan: Under the Deferred Compensation Plan (the “Plan”) approved by each Board, the trustees who are not “interested persons” of the Trusts, as defined in the 1940 Act (“Independent Trustees”), may defer a portion of their annual complex-wide compensation. Deferred amounts earn an approximate return as though equivalent dollar amounts had been invested in common shares of certain funds in the BlackRock Fixed-Income Complex selected by the Independent Trustees. This has the same economic effect for the Independent Trustees as if the Independent Trustees had invested the deferred amounts directly in certain funds in the BlackRock Fixed-Income Complex.

The Plan is not funded and obligations thereunder represent general unsecured claims against the general assets of each Trust, as applicable. Deferred compensation liabilities, if any, are included in the Trustees’ and Officer’s fees payable in the Statements of Assets and Liabilities and will remain as a liability of the Trusts until such amounts are distributed in accordance with the Plan. Net appreciation (depreciation) in the value of participants’ deferral accounts is allocated among the participating funds in the BlackRock Fixed-Income Complex and reflected as Trustees and Officer expense on the Statements of Operations. The Trustees and Officer expense may be negative as a result of a decrease in value of the deferred accounts.

Indemnifications: In the normal course of business, a Trust enters into contracts that contain a variety of representations that provide general indemnification. A Trust’s maximum exposure under these arrangements is unknown because it involves future potential claims against a Trust, which cannot be predicted with any certainty.

Other: Expenses directly related to a Trust are charged to that Trust. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: Each Trust’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Trust is open for business and, for financial reporting purposes, as of the report date. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Board has approved the designation of each Trust’s Manager as the valuation designee for each Trust. Each Trust determines the fair values of its financial instruments using various independent dealers or pricing services under the Manager’s policies. If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with the Manager’s policies and procedures as reflecting fair value. The Manager has formed a committee (the “Valuation Committee”) to develop pricing policies and procedures and to oversee the pricing function for all financial instruments, with assistance from other BlackRock pricing committees.

N O T E S T O F I N A N C I A L S T A T E M E N T S	27

Notes to Financial Statements (unaudited) (continued)

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Trust’s assets and liabilities:

•

Fixed-income investments for which market quotations are readily available are generally valued using the last available bid price or current market quotations provided by independent dealers or third-party pricing services. Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but a fund may hold or transact in such securities in smaller, odd lot sizes. Odd lots may trade at lower prices than institutional round lots. The pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data (e.g., recent representative bids and offers), market data, credit quality information, perceived market movements, news, and other relevant information. Certain fixed-income securities, including asset-backed and mortgage related securities may be valued based on valuation models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. The amortized cost method of valuation may be used with respect to debt obligations with sixty days or less remaining to maturity unless the Manager determines such method does not represent fair value.

•	Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published NAV.

•	Futures contracts are valued based on that day’s last reported settlement or trade price on the exchange where the contract is traded.

If events (e.g., market volatility, company announcement or a natural disaster) occur that are expected to materially affect the value of such investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Valuation Committee in accordance with the Manager’s policies and procedures as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Valuation Committee include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Valuation Committee seeks to determine the price that each Trust might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Valuation Committee deems relevant and consistent with the principles of fair value measurement.

Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 – Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Trust has the ability to access;

•

Level 2 – Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs); and

•

Level 3 – Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Valuation Committee’s assumptions used in determining the fair value of financial instruments).

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds that may not have a secondary market and/or may have a limited number of investors. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4.	SECURITIES AND OTHER INVESTMENTS

Zero-Coupon Bonds: Zero-coupon bonds are normally issued at a significant discount from face value and do not provide for periodic interest payments. These bonds may experience greater volatility in market value than other debt obligations of similar maturity which provide for regular interest payments.

Municipal Bonds Transferred to TOB Trusts: Certain Trusts leverage their assets through the use of “TOB Trust” transactions. The funds transfer municipal bonds into a special purpose trust (a “TOB Trust”). A TOB Trust issues two classes of beneficial interests: short-term floating rate interests (“TOB Trust Certificates”), which are sold to third-party investors, and residual inverse floating rate interests (“TOB Residuals”), which are issued to the participating funds that contributed the municipal bonds to the TOB Trust. The TOB Trust Certificates have interest rates that reset weekly and their holders have the option to tender such certificates to the TOB Trust for redemption at par and any accrued interest at each reset date. The TOB Residuals held by a fund provide the fund with the right to cause the holders of a proportional share of the TOB Trust Certificates to tender their certificates to the TOB Trust at par plus accrued interest. The funds may withdraw a corresponding share of the municipal bonds from the TOB Trust. Other funds managed by the investment adviser may also contribute municipal bonds to a TOB Trust into which a fund has contributed bonds. If multiple BlackRock-advised funds participate in the same TOB Trust, the economic rights and obligations under the TOB Residuals will be shared among the funds ratably in proportion to their participation in the TOB Trust.

TOB Trusts are supported by a liquidity facility provided by a third-party bank or other financial institution (the “Liquidity Provider”) that allows the holders of the TOB Trust Certificates to tender their certificates in exchange for payment of par plus accrued interest on any business day. The tendered TOB Trust Certificates are remarketed by a Remarketing Agent. In the event of a failed remarketing, the TOB Trust may draw upon a loan from the Liquidity Provider to purchase the tendered TOB Trust Certificates. Any loans made by the Liquidity Provider will be secured by the purchased TOB Trust Certificates held by the TOB Trust and will be subject to an increased interest rate based on number of days the loan is outstanding.

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Notes to Financial Statements (unaudited) (continued)

The TOB Trust may be collapsed without the consent of a fund, upon the occurrence of a termination event as defined in the TOB Trust agreement. Upon the occurrence of a termination event, a TOB Trust would be liquidated with the proceeds applied first to any accrued fees owed to the trustee of the TOB Trust, the Remarketing Agent and the Liquidity Provider. Upon certain termination events, TOB Trust Certificates holders will be paid before the TOB Residuals holders (i.e., the Trusts) whereas in other termination events, TOB Trust Certificates holders and TOB Residuals holders will be paid pro rata.

While a fund’s investment policies and restrictions expressly permit investments in inverse floating rate securities, such as TOB Residuals, they restrict the ability of a fund to borrow money for purposes of making investments. Each Trust’s transfer of the municipal bonds to a TOB Trust is considered a secured borrowing for financial reporting purposes. The cash received by the TOB Trust from the sale of the TOB Trust Certificates, less certain transaction expenses, is paid to a Trust. A Trust typically invests the cash received in additional municipal bonds.

Accounting for TOB Trusts: The municipal bonds deposited into a TOB Trust are presented in a Trust’s Schedule of Investments and the TOB Trust Certificates are shown in Other Liabilities in the Statements of Assets and Liabilities. Any loans drawn by the TOB Trust pursuant to the liquidity facility to purchase tendered TOB Trust Certificates are shown as Loan for TOB Trust Certificates. The carrying amount of a Trust’s payable to the holder of the TOB Trust Certificates, as reported in the Statements of Assets and Liabilities as TOB Trust Certificates, approximates its fair value.

Interest income, including amortization and accretion of premiums and discounts, from the underlying municipal bonds is recorded by a Trust on an accrual basis. Interest expense incurred on the TOB Trust transaction and other expenses related to remarketing, administration, trustee, liquidity and other services to a TOB Trust are shown as interest expense, fees and amortization of offering costs in the Statements of Operations. Fees paid upon creation of the TOB Trust are recorded as debt issuance costs and are amortized to interest expense, fees and amortization of offering costs in the Statements of Operations to the expected maturity of the TOB Trust. In connection with the restructurings of the TOB Trusts to non-bank sponsored TOB Trusts, a Trust incurred non-recurring, legal and restructuring fees, which are recorded as interest expense, fees and amortization of offering costs in the Statements of Operations. Amounts recorded within interest expense, fees and amortization of offering costs in the Statements of Operations are:

Trust Name	Interest Expense	Liquidity Fees	Other Expenses	Total

MHN	$222,365	$41,308	$15,495	$ 279,168
BHV	25,384	4,176	1,576	31,136

For the six months ended January 31, 2023, the following table is a summary of each Trust’s TOB Trusts:

Trust Name	Underlying Municipal Bonds Transferred to TOB Trusts(a)	Liability for TOB Trust Certificates(b)	Range of Interest Rates on TOB Trust Certificates at Period End	Average TOB Trust Certificates Outstanding	Daily Weighted Average Rate of Interest and Other Expenses on TOB Trusts

MHN	$22,696,911	$12,295,387	1.69% — 1.74%	$21,179,349	2.61%
BHV	3,957,662	2,000,000	1.69 — 1.69	2,309,783	2.67

(a)

The municipal bonds transferred to a TOB Trust are generally high grade municipal bonds. In certain cases, when municipal bonds transferred are lower grade municipal bonds, the TOB Trust transaction may include a credit enhancement feature that provides for the timely payment of principal and interest on the bonds to the TOB Trust by a credit enhancement provider in the event of default of the municipal bond. The TOB Trust would be responsible for the payment of the credit enhancement fee and the Trusts, as TOB Residuals holders, would be responsible for reimbursement of any payments of principal and interest made by the credit enhancement provider. The maximum potential amounts owed by the Trusts, for such reimbursements, as applicable, are included in the maximum potential amounts disclosed for recourse TOB Trusts in the Schedules of Investments.

(b)

TOB Trusts may be structured on a non-recourse or recourse basis. When a Trust invests in TOB Trusts on a non-recourse basis, the Liquidity Provider may be required to make a payment under the liquidity facility to allow the TOB Trust to repurchase TOB Trust Certificates. The Liquidity Provider will be reimbursed from the liquidation of bonds held in the TOB Trust. If a Trust invests in a TOB Trust on a recourse basis, a Trust enters into a reimbursement agreement with the Liquidity Provider where a Trust is required to reimburse the Liquidity Provider for any shortfall between the amount paid by the Liquidity Provider and proceeds received from liquidation of municipal bonds held in the TOB Trust (the “Liquidation Shortfall”). As a result, if a Trust invests in a recourse TOB Trust, a Trust will bear the risk of loss with respect to any Liquidation Shortfall. If multiple funds participate in any such TOB Trust, these losses will be shared ratably, including the maximum potential amounts owed by a Trust at January 31, 2023, in proportion to their participation in the TOB Trust. The recourse TOB Trusts are identified in the Schedules of Investments including the maximum potential amounts owed by a Trust at January 31, 2023.

5.	DERIVATIVE FINANCIAL INSTRUMENTS

The Trusts engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Trusts and/or to manage their exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedules of Investments. These contracts may be transacted on an exchange or over-the-counter (“OTC”).

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are exchange-traded agreements between the Trusts and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Trusts are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Statements of Assets and Liabilities.

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Notes to Financial Statements (unaudited) (continued)

Securities deposited as initial margin are designated in the Schedules of Investments and cash deposited, if any, are shown as cash pledged for futures contracts in the Statements of Assets and Liabilities. Pursuant to the contract, the Trusts agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statements of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest rates, foreign currency exchange rates or underlying assets.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory: Each Trust entered into an Investment Advisory Agreement with the Manager, the Trusts’ investment adviser and an indirect, wholly-owned subsidiary of BlackRock, Inc. (“BlackRock”), to provide investment advisory and administrative services. The Manager is responsible for the management of each Trust’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of each Trust.

For such services, MHN pays the Manager a monthly fee at an annual rate equal to a percentage of the Trust’s average daily net assets. For such services, BHV pays the Manager a monthly fee at an annual rate equal to a percentage of the Trust’s average weekly managed assets. The Trusts pay their respective fees based on the following annual rates:

	MHN	BHV

Investment advisory fees	0.55%	0.65%

For purposes of calculating these fees, “net assets” mean the total assets of the Trust minus the sum of its accrued liabilities (which does not include liabilities represented by TOB Trusts and the liquidation preference of any outstanding preferred shares). It is understood that the liquidation preference of any outstanding preferred stock (other than accumulated dividends) and TOB Trusts is not considered a liability in determining a Trust’s NAV. For purposes of calculating these fees, “managed assets” are determined as total assets of the Trust (including any assets attributable to money borrowed for investment purposes) less the sum of its accrued liabilities (other than money borrowed for investment purposes).

Expense Waivers and Reimbursements: With respect to BHV, the Manager voluntarily agreed to waive a portion of its investment advisory fees as a percentage of the Trust’s average weekly managed assets as follows:

BHV

Waiver	0.13%

This voluntary waiver may be reduced or discontinued at any time. For the six months ended January 31, 2023, the investment advisory fees waived, which are included in fees waived and/or reimbursed by the Manager in the Statements of Operations, were as follows:

Trust Name	Fees Waived and/or Reimbursed by the Manager

BHV	$22,105

With respect to each Trust, the Manager contractually agreed to waive its investment advisory fees by the amount of investment advisory fees each Trust pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”) through June 30, 2024. The contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent Trustees, or by a vote of a majority of the outstanding voting securities of a Trust. These amounts are included in fees waived and/or reimbursed by the Manager in the Statements of Operations. For the six months ended January 31, 2023, the amounts waived were as follows:

Trust Name	Fees Waived and/or Reimbursed by the Manager

MHN	$1,269
BHV	797

The Manager has contractually agreed to waive its investment advisory fee with respect to any portion of each Trust’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through June 30, 2024. The agreement can be renewed for annual periods thereafter, and may be terminated on 90 days’ notice, each subject to approval by a majority of the Trusts’ Independent Trustees. For the six months ended January 31, 2023, there were no fees waived by the Manager pursuant to this arrangement.

The Manager, for MHN, voluntarily agreed to waive its investment advisory fee on the proceeds of the Preferred Shares and TOB Trusts that exceed 35% of total assets minus the sum of its accrued liabilities (which does not include liabilities represented by TOB Trusts and the liquidation preference of any outstanding preferred shares). The voluntary waiver may be reduced or discontinued at any time without notice. This amount is included in fees waived and/or reimbursed by the Manager in the Statements of Operations. For the six months ended January 31, 2023 the waiver was $191,034.

Trustees and Officers: Certain trustees and/or officers of the Trusts are directors and/or officers of BlackRock or its affiliates. The Trusts reimburse the Manager for a portion of the compensation paid to the Trusts’ Chief Compliance Officer, which is included in Trustees and Officer in the Statements of Operations.

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Notes to Financial Statements (unaudited) (continued)

7.	PURCHASES AND SALES

For the six months ended January 31, 2023, purchases and sales of investments, excluding short-term securities, were as follows:

Trust Name	Purchases	Sales

MHN	$193,729,202	$ 219,254,145
BHV	5,591,465	6,033,559

8.	INCOME TAX INFORMATION

It is each Trust’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

Each Trust files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on each Trust’s U.S. federal tax returns generally remains open for a period of three years after they are filed. The statutes of limitations on each Trust’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Trusts as of January 31, 2023, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Trusts’ financial statements.

As of January 31, 2023, the Trusts had non-expiring capital loss carryforwards available to offset future realized capital gains as follows:

Trust Name	Non-Expiring

MHN	$ 32,527,017
BHV	1,260,325

As of January 31, 2023, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

Trust Name	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)

MHN	$617,580,229	$15,028,140	$(16,627,812)	$(1,599,672)
BHV	32,421,744	929,564	(1,390,096)	(460,532)

9.	PRINCIPAL RISKS

In the normal course of business, the Trusts invest in securities or other instruments and may enter into certain transactions, and such activities subject each Trust to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Trusts and their investments.

The Trusts may hold a significant amount of bonds subject to calls by the issuers at defined dates and prices. When bonds are called by issuers and the Trusts reinvest the proceeds received, such investments may be in securities with lower yields than the bonds originally held, and correspondingly, could adversely impact the yield and total return performance of a Trust.

A Trust structures and “sponsors” the TOB Trusts in which it holds TOB Residuals and has certain duties and responsibilities, which may give rise to certain additional risks including, but not limited to, compliance, securities law and operational risks.

As short-term interest rates rise, the Trusts’ investments in the TOB Trusts may adversely affect the Trusts’ net investment income and dividends to Common Shareholders. Also, fluctuations in the market value of municipal bonds deposited into the TOB Trust may adversely affect the Trusts’ NAVs per share.

The U.S. Securities and Exchange Commission (“SEC”) and various federal banking and housing agencies have adopted credit risk retention rules for securitizations (the “Risk Retention Rules”). The Risk Retention Rules would require the sponsor of a TOB Trust to retain at least 5% of the credit risk of the underlying assets supporting the TOB Trust’s municipal bonds. The Risk Retention Rules may adversely affect the Trusts’ ability to engage in TOB Trust transactions or increase the costs of such transactions in certain circumstances.

TOB Trusts constitute an important component of the municipal bond market. Any modifications or changes to rules governing TOB Trusts may adversely impact the municipal market and the Trusts, including through reduced demand for and liquidity of municipal bonds and increased financing costs for municipal issuers. The ultimate impact of any potential modifications on the TOB Trust market and the overall municipal market is not yet certain.

Each Trust may invest without limitation in illiquid or less liquid investments or investments in which no secondary market is readily available or which are otherwise illiquid, including private placement securities. A Trust may not be able to readily dispose of such investments at prices that approximate those at which a Trust could sell such investments if they were more widely traded and, as a result of such illiquidity, a Trust may have to sell other investments or engage in borrowing transactions if necessary to

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Notes to Financial Statements (unaudited) (continued)

raise funds to meet its obligations. Limited liquidity can also affect the market price of investments, thereby adversely affecting a Trust’s NAV and ability to make dividend distributions. Privately issued debt securities are often of below investment grade quality, frequently are unrated and present many of the same risks as investing in below investment grade public debt securities.

Market Risk: Each Trust may be exposed to prepayment risk, which is the risk that borrowers may exercise their option to prepay principal earlier than scheduled during periods of declining interest rates, which would force each Trust to reinvest in lower yielding securities. Each Trust may also be exposed to reinvestment risk, which is the risk that income from each Trust’s portfolio will decline if each Trust invests the proceeds from matured, traded or called fixed-income securities at market interest rates that are below each Trust portfolio’s current earnings rate.

Municipal securities are subject to the risk that litigation, legislation or other political events, local business or economic conditions, credit rating downgrades, or the bankruptcy of the issuer could have a significant effect on an issuer’s ability to make payments of principal and/or interest or otherwise affect the value of such securities. Municipal securities can be significantly affected by political or economic changes, including changes made in the law after issuance of the securities, as well as uncertainties in the municipal market related to, taxation, legislative changes or the rights of municipal security holders, including in connection with an issuer insolvency. Municipal securities backed by current or anticipated revenues from a specific project or specific assets can be negatively affected by the discontinuance of the tax benefits supporting the project or assets or the inability to collect revenues for the project or from the assets. Municipal securities may be less liquid than taxable bonds, and there may be less publicly available information on the financial condition of municipal security issuers than for issuers of other securities.

Infectious Illness Risk: An outbreak of an infectious illness, such as the COVID-19 pandemic, may adversely impact the economies of many nations and the global economy, and may impact individual issuers and capital markets in ways that cannot be foreseen. An infectious illness outbreak may result in, among other things, closed international borders, prolonged quarantines, supply chain disruptions, market volatility or disruptions and other significant economic, social and political impacts.

Counterparty Credit Risk: The Trusts may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions, including making timely interest and/or principal payments or otherwise honoring its obligations. The Trusts manage counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Trusts to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Trusts’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Trusts.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

With exchange-traded futures, there is less counterparty credit risk to the Trusts since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Trust does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Trusts.

Concentration Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Trust’s portfolio are disclosed in its Schedule of Investments.

The Trusts invest a substantial amount of their assets in issuers located in a single state or limited number of states. When a trust concentrates its investments in this manner, it assumes the risk that economic, regulatory, political or social conditions affecting that state or group of states could have a significant impact on the fund and could affect the income from, or the value or liquidity of, the fund’s portfolio. Investment percentages in specific states or U.S. territories are presented in the Schedules of Investments.

The Trusts invest a significant portion of their assets in securities within a single or limited number of market sectors. When a Trust concentrates its investments in this manner, it assumes the risk that economic, regulatory, political and social conditions affecting such sectors may have a significant impact on the Trust and could affect the income from, or the value or liquidity of, the Trust’s portfolio. Investment percentages in specific sectors are presented in the Schedules of Investments.

Certain Trusts invest a significant portion of their assets in high yield securities. High yield securities that are rated below investment-grade (commonly referred to as “junk bonds”) or are unrated may be deemed speculative, involve greater levels of risk than higher-rated securities of similar maturity and are more likely to default. High yield securities may be issued by less creditworthy issuers, and issuers of high yield securities may be unable to meet their interest or principal payment obligations. High yield securities are subject to extreme price fluctuations, may be less liquid than higher rated fixed-income securities, even under normal economic conditions, and frequently have redemption features.

The Trusts invest a significant portion of their assets in fixed-income securities and/or use derivatives tied to the fixed-income markets. Changes in market interest rates or economic conditions may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will decrease as interest rates rise and increase as interest rates fall. The Trusts may be subject to a greater risk of rising interest rates due to the recent period of historically low interest rates. The Federal Reserve has recently begun to raise the federal funds rate as part of its efforts to address inflation. There is a risk that interest rates will continue to rise, which will likely drive down the prices of bonds and other fixed-income securities, and could negatively impact the Trusts’ performance.

LIBOR Transition Risk: The United Kingdom’s Financial Conduct Authority announced a phase out of the London Interbank Offered Rate (“LIBOR”). Although many LIBOR rates ceased to be published or no longer are representative of the underlying market they seek to measure after December 31, 2021, a selection of widely used USD LIBOR rates will continue to be published through June 2023 in order to assist with the transition. The Trusts may be exposed to financial instruments tied to LIBOR to determine

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Notes to Financial Statements (unaudited) (continued)

payment obligations, financing terms, hedging strategies or investment value. The transition process away from LIBOR might lead to increased volatility and illiquidity in markets for, and reduce the effectiveness of new hedges placed against instruments whose terms currently include LIBOR. The ultimate effect of the LIBOR transition process on the Trusts is uncertain.

10.	CAPITAL SHARE TRANSACTIONS

MHN is authorized to issue 200 million shares, all of which were initially classified as Common Shares. BHV is authorized to issue an unlimited number of shares, all of which were initially classified as Common Shares. The par value for MHN’s Common Shares is $0.10 and for BHV’s Common Shares is $0.001. The par value for MHN’s Preferred Shares is $0.10 and for BHV’s Preferred Shares is $0.001. The Board is authorized, however, to reclassify any unissued Common Shares to Preferred Shares without the approval of Common Shareholders.

Common Shares

For the six months shown, shares issued and outstanding increased by the following amounts as a result of dividend reinvestment:

Trust Name	Six Months Ended 01/31/23	Period from 09/01/21 to 07/31/22	Year Ended 08/31/21

BHV	53	1,450	2,026

For the period ended January 31, 2023 and July 31, 2022 and the year ended August 31, 2021 shares issues and outstanding remained constant for MHN.

The Trusts participate in an open market share repurchase program (the “Repurchase Program”). From December 1, 2021 through November 30, 2022, each Trust may repurchase up to 5% of its outstanding common shares under the Repurchase Program, based on common shares outstanding as of the close of business on November 30, 2021, subject to certain conditions. From December 1, 2022 through November 30, 2023, each Trust may repurchase up to 5% of its outstanding common shares under the Repurchase Program, based on common shares outstanding as of the close of business on November 30, 2022, subject to certain conditions. The Repurchase Program has an accretive effect as shares are purchased at a discount to the Trust’s NAV. There is no assurance that the Trusts will purchase shares in any particular amounts. For the six months ended January 31, 2023, the Trust did not repurchase any shares.

The total cost of the shares repurchased is reflected in Trusts’ Statements of Changes in Net Assets. For the periods shown, shares repurchased and cost, including transaction costs were as follows:

	MHN

	Shares	Amounts

Six Months Ended January 31, 2023	318,677	$3,233,098

Preferred Shares

A Trust’s Preferred Shares rank prior to its Common Shares as to the payment of dividends by the Trust and distribution of assets upon dissolution or liquidation of the Trust. The 1940 Act prohibits the declaration of any dividend on Common Shares or the repurchase of Common Shares if the Trust fails to maintain asset coverage of at least 200% of the liquidation preference of the Trust’s outstanding Preferred Shares. In addition, pursuant to the Preferred Shares’ governing instruments, a Trust is restricted from declaring and paying dividends on classes of shares ranking junior to or on parity with its Preferred Shares or repurchasing such shares if the Trust fails to declare and pay dividends on the Preferred Shares, redeem any Preferred Shares required to be redeemed under the Preferred Shares’ governing instruments or comply with the basic maintenance amount requirement of the ratings agencies rating the Preferred Shares.

Holders of Preferred Shares have voting rights equal to the voting rights of holders of Common Shares (one vote per share) and vote together with holders of Common Shares (one vote per share) as a single class on certain matters. Holders of Preferred Shares, voting as a separate class, are also entitled to (i) elect two members of the Board, (ii) elect the full Board if dividends on the Preferred Shares are not paid for a period of two years and (iii) a separate class vote to amend the Preferred Share governing documents. In addition, the 1940 Act requires the approval of the holders of a majority of any outstanding Preferred Shares, voting as a separate class, to (a) adopt any plan of reorganization that would adversely affect the Preferred Shares, (b) change a Trust’s sub-classification as a closed-end investment company or change its fundamental investment restrictions or (c) change its business so as to cease to be an investment company.

VRDP Shares

Each Trust (for purposes of this section, a “VRDP Trust”) have issued Series W-7 VRDP Shares, $100,000 liquidation preference per share, in one or more privately negotiated offerings to qualified institutional buyers as defined pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”). The VRDP Shares include a liquidity feature and may be subject to a special rate period. As of period end, the VRDP Shares outstanding were as follows:

Trust Name	Issue Date	Shares Issued	Aggregate Principal	Maturity Date

MHN	06/30/11	2,436	$243,600,000	07/01/41
BHV	06/14/12	116	11,600,000	07/01/42

N O T E S T O F I N A N C I A L S T A T E M E N T S	33

Notes to Financial Statements (unaudited) (continued)

Redemption Terms: AVRDP Trust is required to redeem its VRDP Shares on the maturity date, unless earlier redeemed or repurchased. Six months prior to the maturity date, a VRDP Trust is required to begin to segregate liquid assets with the Trust’s custodian to fund the redemption. In addition, a VRDP Trust is required to redeem certain of its outstanding VRDP Shares if it fails to comply with certain asset coverage, basic maintenance amount or leverage requirements.

Subject to certain conditions, the VRDP Shares may also be redeemed, in whole or in part, at any time at the option of a VRDP Trust. The redemption price per VRDP Share is equal to the liquidation preference per share plus any outstanding unpaid dividends.

Liquidity Feature: VRDP Shares are subject to a fee agreement between the VRDP Trust and the liquidity provider that requires a per annum liquidity fee and, in some cases, an upfront or initial commitment fee, payable to the liquidity provider. These fees, if applicable, are shown as liquidity fees in the Statements of Operations. As of period end, the fee agreement is set to expire, unless renewed or terminated in advance, as follows:

	MHN	BHV

Expiration date	11/30/24	07/09/23

The VRDP Shares are also subject to a purchase agreement in connection with the liquidity feature. In the event a purchase agreement is not renewed or is terminated in advance, and the VRDP Shares do not become subject to a purchase agreement with an alternate liquidity provider, the VRDP Shares will be subject to mandatory purchase by the liquidity provider prior to the termination of the purchase agreement. In the event of such mandatory purchase, a VRDP Trust is required to redeem the VRDP Shares six months after the purchase date. Immediately after such mandatory purchase, the VRDP Trust is required to begin to segregate liquid assets with its custodian to fund the redemption. There is no assurance that a VRDP Trust will replace such redeemed VRDP Shares with any other preferred shares or other form of leverage.

Remarketing: AVRDP Trust may incur remarketing fees on the aggregate principal amount of all its VRDP Shares, which, if any, are included in remarketing fees on Preferred Shares in the Statements of Operations. During any special rate period (as described below), a VRDP Trust may incur nominal or no remarketing fees.

Ratings: As of period end, the VRDP Shares were assigned the following ratings:

Trust Name	Moody’s Investors Service, Inc. Long-Term Ratings	Fitch Ratings, Inc. Long-Term Ratings

MHN	Aa2	AA
BHV	Aa2	AA

Special Rate Period: A VRDP Trust has commenced a “special rate period” with respect to its VRDP Shares, during which the VRDP Shares will not be subject to any remarketing and the dividend rate will be based on a predetermined methodology. During a special rate period, short-term ratings on VRDP Shares are withdrawn. As of period end, the following VRDP Trusts have commenced/are set to commence a special rate period:

Trust Name	Commencement Date	Expiration Date as of Period Ended 01/31/23

MHN	04/17/14	11/15/24
BHV	06/25/20	06/21/23

Prior to the expiration date, the VRDP Trust and the VRDP Shares holder may mutually agree to extend the special rate period. If a special rate period is not extended, the VRDP Shares will revert to remarketable securities upon the termination of the special rate period and will be remarketed and available for purchase by qualified institutional investors.

During the special rate period: (i) the liquidity and fee agreements remain in effect, (ii) VRDP Shares remain subject to mandatory redemption by the VRDP Trust on the maturity date, (iii) VRDP Shares will not be remarketed or subject to optional or mandatory tender events, (iv) the VRDP Trust is required to comply with the same asset coverage, basic maintenance amount and leverage requirements for the VRDP Shares as is required when the VRDP Shares are not in a special rate period, (v) the VRDP Trust will pay dividends monthly based on the sum of an agreed upon reference rate and a percentage per annum based on the long-term ratings assigned to the VRDP Shares and (vi) the VRDP Trust will pay nominal or no fees to the liquidity provider and remarketing agent.

Dividends: Except during the Special Rate Period as described above, dividends on the VRDP Shares are payable monthly at a variable rate set weekly by the remarketing agent. Such dividend rates are generally based upon a spread over a base rate and cannot exceed a maximum rate. A change in the short-term credit rating of the liquidity provider or the VRDP Shares may adversely affect the dividend rate paid on such shares, although the dividend rate paid on the VRDP Shares is not directly based upon either short-term rating. In the event of a failed remarketing, the dividend rate of the VRDP Shares will be reset to a maximum rate. The maximum rate is determined based on, among other things, the long-term preferred share rating assigned to the VRDP Shares and the length of time that the VRDP Shares fail to be remarketed.

	MHN	BHV

Dividend rates	3.10%	3.15%

For the six months ended January 31, 2023, VRDP Shares issued and outstanding of each VRDP Trust remained constant.

Offering Costs: The Trusts incurred costs in connection with the issuance of VRDP Shares, which were recorded as a direct deduction from the carrying value of the related debt liability and will be amortized over the life of the VRDP Shares with the exception of any upfront fees paid by a VRDP Trust to the liquidity provider which, if any, were amortized over the life of the liquidity agreement. Amortization of these costs is included in interest expense, fees and amortization of offering costs in the Statements of Operations.

34	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements (unaudited) (continued)

Financial Reporting: The VRDP Shares are considered debt of the issuer; therefore, the liquidation preference, which approximates fair value of the VRDP Shares, is recorded as a liability in the Statements of Assets and Liabilities net of deferred offering costs. Unpaid dividends are included in interest expense and fees payable in the Statements of Assets and Liabilities, and the dividends accrued and paid on the VRDP Shares are included as a component of interest expense, fees and amortization of offering costs in the Statements of Operations. The VRDP Shares are treated as equity for tax purposes. Dividends paid to holders of the VRDP Shares are generally classified as tax-exempt income for tax-reporting purposes. Dividends and amortization of deferred offering costs on VRDP Shares are included in interest expense, fees and amortization of offering costs in the Statements of Operations:

Trust Name	Dividends Accrued	Deferred Offering Costs Amortization

MHN	$3,778,338	$7,866
BHV	182,667	1,547

11.	SUBSEQUENT EVENTS

Management’s evaluation of the impact of all subsequent events on the Trusts’ financial statements was completed through the date the financial statements were issued and the following items were noted:

The Trusts declared and paid or will pay distributions to Common Shareholders as follows:

Trust Name	Declaration Date	Record Date	Payable/ Paid Date	Dividend Per Common Share

MHN	02/01/23	02/15/23	03/01/23	$0.036500
	03/01/23	03/15/23	04/03/23	0.033500
BHV	02/01/23	02/15/23	03/01/23	0.029500
	03/01/23	03/15/23	04/03/23	0.026500

The Trusts declared and paid or will pay distributions to Preferred Shareholders as follows:

	Preferred Shares(a)

Trust Name	Shares	Series	Declared

MHN	VRDP	W-7	$ 754,893
BHV	VRDP	W-7	36,392

(a)	Dividends declared for period February 1, 2023 to February 28, 2023.

N O T E S T O F I N A N C I A L S T A T E M E N T S	35

Additional Information

Trust Certification

The Trusts are listed for trading on the NYSE and have filed with the NYSE their annual chief executive officer certification regarding compliance with the NYSE’s listing standards. The Trusts filed with the SEC the certification of its chief executive officer and chief financial officer required by Section 302 of the Sarbanes-Oxley Act.

Environmental, Social and Governance (“ESG”) Integration

Although a Trust does not seek to implement a specific sustainability strategy unless otherwise disclosed, Trust management will consider ESG characteristics as part of the investment process for actively managed Trusts. These considerations will vary depending on a Trust’s particular investment strategies and may include consideration of third-party research as well as consideration of proprietary BlackRock research across the ESG risks and opportunities regarding an issuer. Trust management will consider such ESG characteristics it deems relevant or additive, if any, when making investment decisions for a Trust. The ESG characteristics utilized in a Trust’s investment process are anticipated to evolve over time and one or more characteristics may not be relevant with respect to all issuers that are eligible for investment. ESG characteristics are not the sole considerations when making investment decisions for a Trust. Further, investors can differ in their views of what constitutes positive or negative ESG characteristics. As a result, a Trust may invest in issuers that do not reflect the beliefs and values with respect to ESG of any particular investor. ESG considerations may affect a Trust’s exposure to certain companies or industries and a Trust may forego certain investment opportunities. While Trust management views ESG considerations as having the potential to contribute to a Trust’s long-term performance, there is no guarantee that such results will be achieved.

Dividend Policy

Each Trust’s dividend policy is to distribute all or a portion of its net investment income to its shareholders on a monthly basis. In order to provide shareholders with a more stable level of distributions, the Trusts may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any particular month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the distributions paid by the Trusts for any particular month may be more or less than the amount of net investment income earned by the Trusts during such month. The Trusts’ current accumulated but undistributed net investment income, if any, is disclosed as accumulated earnings (loss) in the Statements of Assets and Liabilities, which comprises part of the financial information included in this report.

General Information

The Trusts do not make available copies of their Statements of Additional Information because the Trusts’ shares are not continuously offered, which means that the Statement of Additional Information of each Trust has not been updated after completion of the respective Trust’s offerings and the information contained in each Trust’s Statement of Additional Information may have become outdated.

The following information is a summary of certain changes since July 31, 2022. This information may not reflect all of the changes that have occurred since you purchased the relevant Trust.

Except if noted otherwise herein, there were no changes to the Trusts’ charters or by-laws that would delay or prevent a change of control of the Trusts that were not approved by the shareholders.

Effective August 1, 2022, the State of Delaware enacted new control beneficial interest acquisition provisions of the Delaware Statutory Trust Act (the “Delaware CBIA Statute”) that automatically applies to Delaware statutory trusts that are registered as closed-end management investment companies under the Investment Company Act of 1940, such as BHV. In general, the Delaware CBIA Statute limits the right of holders who acquire “control beneficial interests” of a statutory trust to vote those beneficial interests on matters under the Delaware Statutory Trust Act or the governing instrument of BHV unless approved by disinterested shareholders holding two-thirds of the votes entitled to be cast. The Delaware CBIA Statute generally defines “control beneficial interests” to include beneficial interests that, in the absence of the Delaware CBIA Statute, if aggregated with all other beneficial interests of the statutory trust that are either (i) owned by the acquiring person (or an associate) or (ii) in respect of which the acquiring person (or an associate) is entitled to exercise or direct the exercise of voting power, would entitle that person to exercise or direct the exercise of voting power of beneficial interests in the election of trustees, within any of certain specified ranges of voting power starting at 10%. The Delaware CBIA Statute requires acquiring persons to disclose to the statutory trust any control beneficial interest acquisition within 10 days of such acquisition. The Delaware CBIA Statute allows a statutory trust’s governing instrument or board of trustees to provide exemptions from the statute’s limitations to acquisitions of beneficial interests, including as to any series or classes of beneficial interests. After careful consideration of a number of factors including, among other factors, the potential impact to BHV’s use of leverage through preferred shares, the Trust’s Board of Trustees approved the adoption of an amendment to the Trust’s Statement of Preferences governing the preferred shares which provides for acquisitions of the Trust’s outstanding preferred shares to be exempt from the limitations of the Delaware CBIA Statute. The foregoing is only a summary of certain aspects of the Delaware CBIA Statute. Shareholders should consult their own legal counsel to determine the application of the Delaware CBIA Statute with respect to their beneficial interests of BHV and any subsequent acquisitions of beneficial interests.

In accordance with Section 23(c) of the Investment Company Act of 1940, each Trust may from time to time purchase shares of its common stock in the open market or in private transactions.

Quarterly performance, semi-annual and annual reports, current net asset value and other information regarding the Trusts may be found on BlackRock’s website, which can be accessed at blackrock.com. Any reference to BlackRock’s website in this report is intended to allow investors public access to information regarding the Trusts and does not, and is not intended to, incorporate BlackRock’s website in this report.

36	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Additional Information   (continued)

Electronic Delivery

Shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual shareholder reports by enrolling in the electronic delivery program. Electronic copies of shareholder reports are available on BlackRock’s website.

To enroll in electronic delivery:

Shareholders Who Hold Accounts with Investment Advisers, Banks or Brokerages:

Please contact your financial adviser. Please note that not all investment advisers, banks or brokerages may offer this service.

Householding

The Trusts will mail only one copy of shareholder documents, annual and semi-annual reports, Rule 30e-3 notices and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Trusts at (800) 882-0052.

Availability of Quarterly Schedule of Investments

The Trusts file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. The Trusts’ Forms N-PORT are available on the SEC’s website at sec.gov. Additionally, each Trust makes its portfolio holdings for the first and third quarters of each fiscal year available at blackrock.com/fundreports.

Availability of Proxy Voting Policies, Procedures and Voting Records

A description of the policies and procedures that the Trusts use to determine how to vote proxies relating to portfolio securities and information about how the Trusts voted proxies relating to securities held in the Trusts’ portfolios during the most recent 12-month period ended June 30 is available without charge, upon request (1) by calling (800) 882-0052; (2) on the BlackRock website at blackrock.com; and (3) on the SEC’s website at sec.gov.

Availability of Trust Updates

BlackRock will update performance and certain other data for the Trusts on a monthly basis on its website in the “Closed-end Funds” section of blackrock.com as well as certain other material information as necessary from time to time. Investors and others are advised to check the website for updated performance information and the release of other material information about the Trusts. This reference to BlackRock’s website is intended to allow investors public access to information regarding the Trusts and does not, and is not intended to, incorporate BlackRock’s website in this report.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

A D D I T I O N A L I N F O R M A T I O N	37

Additional Information   (continued)

Trust and Service Providers

Investment Adviser

BlackRock Advisors, LLC

Wilmington, DE 19809

Accounting Agent and Custodian

State Street Bank and Trust Company

Boston, MA 02111

Transfer Agent

Computershare Trust Company, N.A.

Canton, MA 02021

VRDP Liquidity Provider

Bank of America, N.A.(a)

New York, NY 10036

The Toronto-Dominion Bank(b)

New York, NY 10019

(a) For MHN.

(b) For BHV.

VRDP Remarketing Agent

BofA Securities, Inc.(a)

New York, NY 10036

TD Securities (USA) LLC(b)

New York, NY 10019

VRDP Tender and Paying Agent

The Bank of New York Mellon

New York, NY 10286

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

Boston, MA 02116

Legal Counsel

Willkie Farr & Gallagher LLP

New York, NY 10019

Address of the Trusts

100 Bellevue Parkway

Wilmington, DE 19809

38	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Glossary of Terms Used in this Report

Currency Abbreviation

AGC	Assured Guaranty Corp.

AGM	Assured Guaranty Municipal Corp.

AGM-CR	AGM Insured Custodial Receipt

AMBAC	AMBAC Assurance Corp.

AMT	Alternative Minimum Tax

ARB	Airport Revenue Bonds

BAM	Build America Mutual Assurance Co.

CAB	Capital Appreciation Bonds

FHA	Federal Housing Administration

FHLMC	Federal Home Loan Mortgage Corp.

FNMA	Federal National Mortgage Association

GNMA	Government National Mortgage Association

GO	General Obligation Bonds

HUD SECT 8	U.S. Department of Housing and Urban Development Section 8

M/F	Multi-Family

MTA	Month Treasury Average

NPFGC	National Public Finance Guarantee Corp.

RB	Revenue Bond

S/F	Single-Family

SAB	Special Assessment Bonds

SAW	State Aid Withholding

SONYMA	State of New York Mortgage Agency

TA	Tax Allocation

G L O S S A R Y O F T E R M S U S E D I N T H I S R E P O R T	39

Want to know more?

blackrock.com   |   800-882-0052

This report is intended for current holders. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. The Trusts have leveraged their Common Shares, which creates risks for Common Shareholders, including the likelihood of greater volatility of NAV and market price of the Common Shares, and the risk that fluctuations in short-term interest rates may reduce the Common Shares’ yield. Statements and other information herein are as dated and are subject to change.

CEF-STMUNI-01/23-SAR

(b) Not Applicable

Item 2 –	Code of Ethics – Not Applicable to this semi-annual report

Item 3 –	Audit Committee Financial Expert – Not Applicable to this semi-annual report

Item 4 –	Principal Accountant Fees and Services – Not Applicable to this semi-annual report

Item 5 –	Audit Committee of Listed Registrant – Not Applicable to this semi-annual report

Item 6 –	Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1(a) of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies –

(a) Not applicable to this semi-annual report

(b) As of the date of this filing, there have been no changes in any of the portfolio managers identified in the most recent annual report on Form N-CSR.

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable due to no such purchases during the period covered by this report

Item 10 –	Submission of Matters to a Vote of Security Holders –There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies – Not Applicable to this semi-annual report

2

Item 13 –	Exhibits attached hereto

(a)(1) Code of Ethics – Not Applicable to this semi-annual report

(a)(2) Section 302 Certifications are attached

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 – Not Applicable

(a)(4) Change in Registrant’s independent public accountant – Not Applicable

(b) Section 906 Certifications are attached

3

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Virginia Municipal Bond Trust

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Virginia Municipal Bond Trust

Date: March 23, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Virginia Municipal Bond Trust

Date: March 23, 2023

By:	/s/ Trent Walker
Trent Walker
Chief Financial Officer (principal financial officer) of
BlackRock Virginia Municipal Bond Trust

Date: March 23, 2023

4